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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301

(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  3707 W. Maple Road   Bloomfield Hills, MI 48301

(Name and address of agent for service)

Registrant's telephone number, including area code: (248) 644-8500

Date of fiscal year end:     December 31, 2012

Date of reporting period:    June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Schwartz Value Fund

VALUE INVESTING SINCE 1984

[UNAUDITED]

SEMI-ANNUAL REPORT

JUNE 30, 2012

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

For the first six months of 2012, the Schwartz Value Fund (the “Fund”) had a total return of 1.9% compared to 9.4% for the benchmark Russell 1000 Index. The Fund’s underperformance was primarily due to weakness in commodity-related (oil & gas, gold) and technology holdings, caused by rising fears of a global slowdown and the deepening recession in the Euro zone. Also contributing to the Fund’s underperformance was that the best performing stocks this year have primarily been the momentum-oriented (highly-cyclical, richly priced) stocks and highly-levered (lower-quality) issues. As value investors, we try to avoid these types of companies and we believe the risk-reward ratio in owning them is not a favorable one.

On the positive side, there were several portfolio stocks that appreciated substantially during the first half of the year. Many of the mega-cap holdings had a positive impact on performance. The Fund’s biggest winners were Apple, Inc. (technology), Microsoft Corporation (technology), Federated Investors, Inc. (investment management) and Wal-Mart Stores, Inc. (retailing). Apple and Microsoft are technology titans that continue to produce innovative products and increase shareholder value. Federated rebounded from an extremely depressed level last year when we were acquiring shares. Wal-Mart reported the fastest same-store sales growth in the U.S. since 2008, while achieving double-digit sales growth in its international business.

Fund holdings which had the largest negative impact on performance were Hewlett-Packard Company (technology), Patterson-UTI Energy, Inc. (energy equipment & services), FLIR Systems, Inc. (aerospace & defense) and Barrick Gold Corporation (resource exploration & mining).

During the past six months, we eliminated 19 issues from the portfolio for a variety of reasons. The result is a more concentrated, larger average market-cap, and in our opinion, higher-quality portfolio with lower downside risk. New positions were established in Baker Hughes, Inc., Barrick Gold Corporation and Oracle Corporation. Baker Hughes provides products and services to the oil & gas industry worldwide. The stock was purchased after it had declined 50% from its 2011 high. The company will benefit from higher oil and natural gas prices, which we foresee in the coming years. In the meantime, the stock has a price-earnings ratio under 10x and yields 1.5%.

Barrick Gold Corporation is the world’s largest gold-mining company. The stock was purchased 36% below its recent high. Unlike many gold-mining companies, Barrick has a strong history of profits and has a 2.5% dividend yield, with a price-earnings ratio of 8. As central banks around the world flood the system with cheap money, inflation is being baked in the cake. As such, it seems just a matter of time before gold prices increase as well, which will benefit Barrick Gold Corporation. We believe it’s a high-quality company and a hedge against inflation.

Oracle Corporation is a large-capitalization database and software provider with a dominant market position. The company has an impressive record of rising sales and earnings, generates substantial free cash flow, regularly produces an internal return on equity of 25% or more, and has a cash-rich balance sheet with modest debt. In our view, the stock represents a low-risk, high-quality technology company.

Needless to say, the Fund’s value investment style has undergone a period of underperformance, which we don’t expect to continue. In our view, all of the Fund’s holdings are selling at a discount to intrinsic value, and share prices will eventually reflect those values. We’re constantly working to construct a portfolio that will achieve superior investment results for shareholders over the long term. Value managers have to exercise discipline and patience. Experience teaches that the best investment opportunities are often accompanied by negative headlines and cloudy near-term outlooks. As a wise value investor once said, “You can have cheap stock prices or good news, but you can’t have both at the same time.” So in selecting depressed stocks for investment, we buy shares of what we consider to be good companies in a disciplined manner, often in the face of negative news, and then patiently wait for the price to reflect the company’s intrinsic value.

As always, the confidence you have shown by your investment in the Fund is most appreciated!

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager	Timothy S. Schwartz, CFA Co-Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

2

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
30,000	Wal-Mart Stores, Inc.	$2,091,600	6.7%
182,700	Unico American Corporation	1,848,924	5.9%
20,000	Exxon Mobil Corporation	1,711,400	5.5%
25,000	Johnson & Johnson	1,689,000	5.4%
10,000	SPDR Gold Trust	1,551,900	5.0%
50,000	Microsoft Corporation	1,529,500	4.9%
40,000	Barrick Gold Corporation	1,502,800	4.8%
70,000	Hewlet-Packard Company	1,407,700	4.5%
40,000	Southwestern Energy Company	1,277,200	4.1%
100,000	Dell, Inc.	1,252,000	4.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	3.3%
Consumer Staples	14.4%
Energy	20.5%
Financials	14.8%
Health Care	11.0%
Industrials	0.8%
Information Technology	22.2%
Materials	4.8%
Exchange-Traded Funds	5.0%
Open-End Funds	0.0%(a)
Cash Equivalents, Other Assets and Liabilities	3.2%
100.0%

(a)	Percentage rounds to less than 0.1%.

3

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2012 (Unaudited)

COMMON STOCKS — 91.8%	Shares	Market Value
Consumer Discretionary — 3.3%
Diversified Consumer Services — 0.1%
Strayer Education, Inc.	200	$21,804

Specialty Retail — 3.2%
Rent-A-Center, Inc.	30,000	1,012,200

Consumer Staples — 14.4%
Beverages — 3.4%
PepsiCo, Inc.	15,000	1,059,900

Food & Staples Retailing — 8.7%
Sysco Corporation	20,000	596,200
Wal-Mart Stores, Inc.	30,000	2,091,600
		2,687,800
Household Products — 2.3%
Clorox Company (The)	10,000	724,600

Energy — 20.5%
Energy Equipment & Services — 6.3%
Baker Hughes Incorporated	10,000	411,000
Ensco PLC - Class A	25,000	1,174,250
Patterson-UTI Energy, Inc.	25,000	364,000
		1,949,250
Oil, Gas & Consumable Fuels — 14.2%
Cimarex Energy Company	9,000	496,080
Exxon Mobil Corporation	20,000	1,711,400
Range Resources Corporation	15,000	928,050
Southwestern Energy Company *	40,000	1,277,200
		4,412,730
Financials — 14.8%
Diversified Financial Services — 4.8%
H&R Block, Inc.	30,000	479,400
Western Union Company (The)	60,000	1,010,400
		1,489,800
Insurance — 10.0%
Berkshire Hathaway, Inc. - Class A *	10	1,249,450
Unico American Corporation	182,700	1,848,924
		3,098,374
Health Care — 11.0%
Health Care Equipment & Supplies — 5.6%
Becton, Dickinson and Company	10,000	747,500
C.R. Bard, Inc.	4,000	429,760

4

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.8% (Continued)	Shares	Market Value
Health Care — 11.0% (Continued)
Health Care Equipment & Supplies — 5.6% (Continued)
Stryker Corporation	10,000	$551,000
		1,728,260
Pharmaceuticals — 5.4%
Johnson & Johnson	25,000	1,689,000

Industrials — 0.8%
Aerospace & Defense — 0.8%
Alliant Techsystems, Inc.	5,000	252,850

Information Technology — 22.2%
Communications Equipment — 3.3%
Cisco Systems, Inc.	60,000	1,030,200

Computers & Peripherals — 9.5%
Apple, Inc. *	500	292,000
Dell, Inc. *	100,000	1,252,000
Hewlett-Packard Company	70,000	1,407,700
		2,951,700
Electronic Equipment, Instruments & Components — 2.5%
Ingram Micro, Inc. - Class A *	45,000	786,150

Software — 6.9%
Microsoft Corporation	50,000	1,529,500
Oracle Corporation	20,000	594,000
		2,123,500
Materials — 4.8%
Metals & Mining — 4.8%
Barrick Gold Corporation	40,000	1,502,800

Total Common Stocks (Cost $24,931,239)		$28,520,918

EXCHANGE-TRADED FUNDS — 5.0%	Shares	Market Value
SPDR Gold Trust * (Cost $923,697)	10,000	$1,551,900

OPEN-END FUNDS — 0.0% (a)	Shares	Market Value
Sequoia Fund * (Cost $8,079)	62	$9,477

5

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 3.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b) (Cost $1,064,476)	1,064,476	$1,064,476

Total Investments at Market Value — 100.2% (Cost $26,927,491)		$31,146,771

Liabilities in Excess of Other Assets — (0.2%)		(66,361)

Net Assets — 100.0%		$31,080,410

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of June 30, 2012.

See notes to financial statements.

6

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

ASSETS
Investments, at market value (cost of $26,927,491) (Note 1)	$31,146,771
Receivable for capital shares sold	1,100
Dividends receivable	24,168
Other assets	12,704
TOTAL ASSETS	31,184,743

LIABILITIES
Payable for capital shares redeemed	14,192
Payable to Adviser (Note 2)	78,406
Payable to administrator (Note 2)	4,000
Other accrued expenses	7,735
TOTAL LIABILITIES	104,333

NET ASSETS	$31,080,410

NET ASSETS CONSIST OF:
Paid-in capital	$29,572,182
Accumulated undistributed net investment income	90,177
Accumulated net realized losses from security transactions	(2,801,229)
Net unrealized appreciation on investments	4,219,280
NET ASSETS	$31,080,410

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,366,179

Net asset value, offering price and redemption price per share (Note 1)	$22.75

See notes to financial statements.

7

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $1,425)	$335,916

EXPENSES
Investment advisory fees (Note 2)	168,758
Administration, accounting and transfer agent fees (Note 2)	26,978
Trustees’ fees and expenses	14,110
Registration and filing fees	12,221
Legal and audit fees	8,309
Custodian and bank service fees	3,039
Postage and supplies	2,811
Printing of shareholder reports	1,706
Compliance service fees and expenses (Note 2)	1,132
Insurance expense	1,115
Other expenses	5,685
TOTAL EXPENSES	245,864

NET INVESTMENT INCOME	90,052

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,396,538
Net change in unrealized appreciation/depreciation on investments	(1,592,243)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	804,295

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$894,347

See notes to financial statements.

8

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income	$90,052	$109,343
Net realized gains from security transactions	2,396,538	1,827,612
Net change in unrealized appreciation/ depreciation on investments	(1,592,243)	(113,226)
Net increase in net assets resulting from operations	894,347	1,823,729

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(109,234)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,475,701	5,282,893
Reinvestment of distributions to shareholders	—	88,107
Payments for shares redeemed	(7,943,413)	(5,592,853)
Net decrease in net assets from capital share transactions	(6,467,712)	(221,853)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,573,365)	1,492,642

NET ASSETS
Beginning of period	36,653,775	35,161,133
End of period	$31,080,410	$36,653,775

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$90,177	$125

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	63,443	236,368
Shares issued in reinvestment of distributions to shareholders	—	3,942
Shares redeemed	(339,042)	(256,204)
Net decrease in shares outstanding	(275,599)	(15,894)
Shares outstanding, beginning of period	1,641,778	1,657,672
Shares outstanding, end of period	1,366,179	1,641,778

See notes to financial statements.

9

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008		Year Ended Dec. 31, 2007
Net asset value at beginning of period	$22.33		$21.21	$19.04	$14.12		$22.15		$25.52

Income (loss) from investment operations:
Net investment income (loss)	0.07		0.07	0.11	(0.01)		0.07		(0.00	)(a)
Net realized and unrealized gains (losses) on investments	0.35		1.12	2.17	4.93		(8.03)		(2.82)
Total from investment operations	0.42		1.19	2.28	4.92		(7.96)		(2.82)

Less distributions:
From net investment income	—		(0.07)	(0.11)	—		(0.07)		—
From net realized gains on investments	—		—	—	—		(0.00	)(a)	(0.55)
Total distributions	—		(0.07)	(0.11)	—		(0.07)		(0.55)

Net asset value at end of period	$22.75		$22.33	$21.21	$19.04		$14.12		$22.15

Total return (b)	1.9%	(c)	5.6%	12.0%	34.8%		(35.9%	)	(11.1%	)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$31,080		$36,654	$35,161	$34,369		$27,490		$54,863

Ratio of expenses to average net assets	1.39%	(d)	1.38%	1.43%	1.55%		1.43%		1.34%

Ratio of net investment income (loss) to average net assets	0.51%	(d)	0.32%	0.52%	(0.07%	)	0.33%		(0.00%	)

Portfolio turnover rate	25%	(c)	75%	69%	73%		150%		78%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See notes to financial statements.

10

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (Unaudited)

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

11

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 – quoted prices in active markets for identical securities

•   Level 2 – other significant observable inputs

•   Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$28,520,918	$—	$—	$28,520,918
Exchange-Traded Funds	1,551,900	—	—	1,551,900
Open-End Funds	9,477	—	—	9,477
Money Market Funds	1,064,476	—	—	1,064,476
Total	$31,146,771	$—	$—	$31,146,771

Refer to the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by industry type. As of June 30, 2012, the Fund did not have any transfers in and out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of June 30, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

12

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2012:

Federal income tax cost	$26,927,747
Gross unrealized appreciation	$4,941,750
Gross unrealized depreciation	(722,726)
Net unrealized appreciation	$4,219,024
Accumulated undistributed ordinary income	90,177
Capital loss carryforwards	(5,197,511)
Other gains	2,396,538
Accumulated earnings	$1,508,228

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2011, the Fund had short-term capital loss carryforwards for federal income tax purposes of $5,197,511, of which $2,524,854 expires on December 31, 2016 and $2,672,657 expires on December 31, 2017. These capital loss carryforwards may be available to offset current and future years realized capital gains and thereby reduce future taxable gain distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 31, 2010 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to capital losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 through December 31, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2012 and December 31, 2011 was as follows:

Periods Ended	Ordinary Income	Total Distributions
June 30, 2012	$—	$—
December 31, 2011	$109,234	$109,234

(e) Repurchase agreements — The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by the Fund may be delayed or limited, and the Fund may suffer a loss if the value of the collateral declines. There were no outstanding repurchase agreements as of June 30, 2012.

(f) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.	Investment Transactions

During the six months ended June 30, 2012, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $8,503,312 and $14,786,748, respectively.

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

15

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2012) and held until the end of the period (June 30, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,018.80	$6.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuation of the Fund’s Advisory Agreement with Schwartz Investment Counsel, Inc (the “Adviser”). The approval took place at an in-person meeting held on February 11, 2012.

The Independent Trustees were advised by independent counsel of legal standards and their obligations in connection with their consideration of the continuation of the Advisory Agreement. The Trustees also received and reviewed information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Advisory Agreement, including whether the Advisory Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed, among other things,: (1) industry data comparing advisory fees and expense ratio of the Fund with those of comparable investment companies; (2) comparative performance information; (3) the Adviser’s revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel. The Trustees also took into account the information they received and considered at the regularly scheduled quarterly Board meetings. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser; (2) the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which such profit was calculated); (3) the Fund’s performance; (4) the extent to which economies of scale may be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and also met in a private session with independent counsel at which no representatives of the Adviser were present.

The Trustees evaluated and discussed with the Adviser the responsibilities of the Adviser under the Advisory Agreement. The Trustees also reviewed the background, education and experience of the Adviser’s key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s compliance programs, and the Adviser’s role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Fund in their deliberations. The Trustees considered the Fund’s historical performance over various periods ended December 31, 2011, as it compared to the returns of relevant indices. Based upon their review, the Trustees observed that the Fund’s return for the one year period ended December 31, 2011 positioned it well above the returns of both the Russell 1000 Index (representative of the large-cap segment of the U.S. equity universe) and the S&P 500 Index (an index of 500 stocks in the U.S. equity universe) and the Fund has also outperformed each such index over the 10-year period ended December 31, 2011. The Trustees further observed that the Fund’s return for the one year period ended November 30, 2011 was considerably higher than the average fund in its Morningstar category.

The Trustees also reviewed the Adviser’s analysis of its profitability in managing the Fund for the period ended November 30, 2011, including the methodology by which that

17

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)(Continued)

profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from the Advisory Agreement, including various research services as a result of the placement of the Fund’s portfolio brokerage. The Trustees concluded that the Adviser possesses the resources necessary to serve the Fund, and based upon their review of the financial statements provided by the Adviser, that it is sufficiently capitalized to remain economically viable to continue to serve in that capacity.

The Trustees reviewed the advisory fees paid by the Fund under the Advisory Agreement and compared such fee to the advisory fees of similar mutual funds. The Trustees also compared the total operating expense ratio of the Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group, and took into account the previous reduction in the advisory fee rate charged by the Adviser. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. Given that the Fund’s asset levels are lower than most comparable similarly managed funds, the Trustees also considered the effect of the Fund’s potential growth and size on its performance and fees. In considering the Fund’s advisory fee, the Trustees evaluated the Adviser’s investment management capabilities within the context of the financial markets and the Fund’s long-term investment goals. The Trustees noted that the Adviser has demonstrated consistency in its management approach and remained focused on its core investment philosophy. They further noted that the Adviser strategically adjusted the Fund’s portfolio to take advantage of the market volatility. The Trustees observed that the Adviser’s practice of adhering to the Fund’s stated investments objective and conservative approach of investing in high quality large capitalization stocks proved to be beneficial to shareholders of the Fund during the past year. The Trustees concluded that, based upon the investment strategies of the Fund and the quality of services provided by the Adviser, the advisory fees paid by the Fund are reasonable.

In approving the Advisory Agreement, the Independent Trustees reached the following additional conclusions: (i) the Fund’s performance over the past year has been outstanding; (ii) the nature, extent and quality of services provided by the Adviser are satisfactory; (iii) the advisory fees and total expenses of the Fund are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services that are provided to the Fund; (iv) the Adviser has demonstrated its commitment to providing shareholders with additional opportunities to participate in economies of scale through various marketing efforts and by previously reducing the advisory fee rate of the Fund; and (v) the extent to which economies of scale are being achieved as the Fund grows is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

18

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
(Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

19

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Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle
Suite 101
Ave Maria, FL 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2012

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Shareowner of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

One of the under-reported and under-appreciated developments in modern times is the current boom in domestic energy production. Thanks to fracking technology and horizontal drilling, North America has the very real potential to finally be energy self-sufficient in the not too distant future. This would enhance prosperity in the U.S. dramatically. Imagine no more imported oil. Talk about economic stimulation – job-creating, cheap and abundant domestic oil and gas. National politics will play a big role, if energy independence is to become a reality.

The November 2012 elections could be a historic turning point for the U.S. in so many respects. God willing, a new administration could start to unwind some of the European style Socialism the current administration has imposed. A more business-friendly president and a less onerous regulatory environment would unleash the corporate animal spirits long dormant due to uncertainty and fear of more government intrusion into the private economy with more taxes and spending.

Economics aside, the 40,000 morally responsible shareholders of the Ave Maria Mutual Funds could rejoice in the removal of the most pro-abortion U.S. president ever. Wouldn’t that be nice? Having a president who respects the critical role the Church plays in the morality of our nation would be a welcome relief. That a number of Supreme Court seats will probably also be determined by this election makes it all the more critical.

It would be premature to start counting chickens, but it does seem that enough of the electorate has wised up to the ineffectiveness (some might say incompetency) of President Obama. Take just one statistic: there are now more Americans who have been unemployed for 27 weeks or more than ever before in our history. Since people vote with their pocket books, Mr. Obama may well be able to return to community organizing full time in January. That would be a change we could believe in. Confidence would likely return among business decision-makers, consumers and investors. Confidence is crucial to a well-functioning economy and capitalism generally. The world and the

U.S. would still have plenty of problems, but perhaps the stagnation would be alleviated and economic growth and capital formation could be rejuvenated. The upside potential could be meaningful.

Sincerely,

George P. Schwartz, CFA
Chairman & President

July 31, 2012

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Ten Largest Equity Holdings	4
Asset Allocation	4
Schedule of Investments	5

Ave Maria Growth Fund:
Portfolio Manager Commentary	9
Ten Largest Equity Holdings	11
Asset Allocation	11
Schedule of Investments	12

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	15
Ten Largest Equity Holdings	16
Asset Allocation	16
Schedule of Investments	17

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	20
Ten Largest Equity Holdings	22
Asset Allocation	22
Schedule of Investments	23

Ave Maria World Equity Fund:
Portfolio Manager Commentary	27
Ten Largest Equity Holdings	29
Asset Allocation	29
Schedule of Investments	30

Ave Maria Bond Fund:
Portfolio Manager Commentary	34
Ten Largest Holdings	35
Asset Allocation	35
Schedule of Investments	36

Statements of Assets and Liabilities	41

Statements of Operations	43

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	45
Ave Maria Growth Fund	46
Ave Maria Rising Dividend Fund	47
Ave Maria Opportunity Fund	48
Ave Maria World Equity Fund	49
Ave Maria Bond Fund	50

Financial Highlights:
Ave Maria Catholic Values Fund	51
Ave Maria Growth Fund	52
Ave Maria Rising Dividend Fund	53
Ave Maria Opportunity Fund	54
Ave Maria World Equity Fund	55
Ave Maria Bond Fund	56

Notes to Financial Statements	57

About Your Funds’ Expenses	68

Other Information	71

Approval of Advisory Agreements	72

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria Catholic Values Fund (the “Fund”) had a total return of 7.2% for the six months ended June 30, 2012. The return for the S&P 500 Index was 9.5% and the S&P 400 MidCap Index returned 7.9%. Since inception on May 1, 2001, the cumulative and annualized returns for the Fund compared to its benchmarks were:

	Since 5-01-01 Inception through 6-30-12 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	98.5%	6.3%
S&P 500 Index	33.6%	2.6%
S&P 400 MidCap Index	112.0%	7.0%

For the third consecutive year, like a scene from the movie “Groundhog Day,” the stock market rallied in the spring, only to fade into the summer. Investors’ concerns have not changed, including the European financial crisis, a slowing global economy, persistently high U.S. unemployment and unmanageable government deficits. This year additional bricks have been added to investors’ wall of worry: Europe is in a recession, the U.S. elections, slowing corporate profit growth and an impending budgetary fiscal cliff looming on the horizon.

However, there are also some positive trends. Energy prices are down. The price of natural gas is near a ten-year low and oil is 25% off its high from earlier this year. Encouragingly, these low prices are in large part the result of increased U.S. production. For the first time since before the 1973 oil embargo, North America is on a path toward energy independence. The ramifications of this in terms of geopolitics and U.S. competitiveness is profound and very bullish. Other positive developments include the bottoming out of housing prices in many parts of the country. Inventories of unsold homes are dropping and new home construction is rising. In addition, there are early signs that some companies are “onshoring” jobs; bringing them back to the U.S. as overseas production and logistical costs increase. Finally, this fall’s election could be a game-changer that will bring benefits for the economy and return fiscal responsibility in Washington.

During the first six months of this year, the Fund initiated four new stock positions: Gentex Corporation, Meadowbrook Insurance Group, Inc., Chesapeake Energy Corporation and Bank of New York Mellon Corporation. All of these companies comply with the Ave Maria Mutual Funds’ moral screens. Four stocks were eliminated from the portfolio: Sherwin-Williams Company, ConocoPhillips, Transocean Ltd. and Brookfield Residential Properties, Inc.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Stocks which contributed positively to Fund performance year-to-date were: Federated Investors, Inc. (asset management), Chico’s FAS, Inc. (women’s apparel retailer), PulteGroup, Inc. and Ryland Group, Inc. (homebuilders), U.S. Bancorp and FMC Corporation (specialty chemicals). Overall portfolio performance was aided by the consumer discretionary, materials, and financial sectors.

Stocks performing the worst were: Hewlett–Packard Company (technology), Halliburton Company (energy services), DeVry, Inc. (education), Unico American Corporation (insurance) and Western Union Company (money transfers). During the period, industrial and technology stocks in the portfolio generally underperformed relative to the market.

Thank you for your continued commitment to the Fund.

Sincerely,

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
50,000	SPDR Gold Trust	$7,759,500	4.1%
225,000	U.S. Bancorp	7,236,000	3.8%
130,000	Stryker Corporation	7,163,000	3.8%
105,000	Abbott Laboratories	6,769,350	3.6%
110,000	Accenture PLC - Class A	6,609,900	3.5%
100,000	Range Resources Corporation	6,187,000	3.3%
18,000	Alleghany Corporation	6,115,500	3.3%
400,000	Chico's FAS, Inc.	5,936,000	3.2%
110,000	FMC Corporation	5,882,800	3.1%
200,000	Lowe's Companies, Inc.	5,688,000	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.2%
Consumer Staples	1.3%
Energy	14.6%
Financials	22.2%
Health Care	13.9%
Industrials	10.1%
Information Technology	13.0%
Materials	3.1%
Exchange-Traded Funds	4.1%
Cash Equivalents, Other Assets and Liabilities	0.5%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
June 30, 2012 (Unaudited)

COMMON STOCKS — 95.4%	Shares	Market Value
Consumer Discretionary — 17.2%
Auto Components — 0.5%
Gentex Corporation	50,000	$1,043,500

Automobiles — 1.5%
Thor Industries, Inc.	100,000	2,741,000

Diversified Consumer Services — 1.8%
DeVry, Inc.	110,000	3,406,700

Household Durables — 2.8%
PulteGroup, Inc. *	250,000	2,675,000
Ryland Group, Inc. (The)	100,000	2,558,000
		5,233,000
Specialty Retail — 7.8%
Advance Auto Parts, Inc.	45,000	3,069,900
Chico's FAS, Inc.	400,000	5,936,000
Lowe's Companies, Inc.	200,000	5,688,000
		14,693,900
Textiles, Apparel & Luxury Goods — 2.8%
Coach, Inc.	55,000	3,216,400
VF Corporation	15,000	2,001,750
		5,218,150
Consumer Staples — 1.3%
Food & Staples Retailing — 1.3%
Sysco Corporation	80,000	2,384,800

Energy — 14.6%
Energy Equipment & Services — 3.3%
Halliburton Company	160,000	4,542,400
Tidewater, Inc.	35,000	1,622,600
		6,165,000
Oil, Gas & Consumable Fuels — 11.3%
Chesapeake Energy Corporation	125,000	2,325,000
Devon Energy Corporation	65,000	3,769,350
Exxon Mobil Corporation	50,000	4,278,500
Phillips 66	75,000	2,493,000
Range Resources Corporation	100,000	6,187,000
Southwestern Energy Company *	70,000	2,235,100
		21,287,950
Financials — 22.2%
Capital Markets — 4.1%
Bank of New York Mellon Corporation (The)	100,000	2,195,000
Federated Investors, Inc. - Class B	250,000	5,462,500
		7,657,500

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.4% (Continued)	Shares	Market Value
Financials — 22.2% (Continued)
Commercial Banks — 3.8%
U.S. Bancorp	225,000	$7,236,000

Diversified Financial Services — 5.3%
MasterCard, Inc. - Class A	10,000	4,301,100
Western Union Company (The)	335,000	5,641,400
		9,942,500
Insurance — 6.2%
Alleghany Corporation *	18,000	6,115,500
Hanover Insurance Group, Inc. (The)	55,000	2,152,150
Meadowbrook Insurance Group, Inc.	58,712	516,079
Unico American Corporation	282,945	2,863,403
		11,647,132
Real Estate Investment Trusts (REIT) — 1.1%
HCP, Inc.	45,000	1,986,750

Real Estate Management & Development — 1.7%
Kennedy-Wilson Holdings, Inc.	234,000	3,278,340

Health Care — 13.9%
Health Care Equipment & Supplies — 5.6%
Stryker Corporation	130,000	7,163,000
Varian Medical Systems, Inc. *	55,000	3,342,350
		10,505,350
Health Care Providers & Services — 2.4%
Patterson Companies, Inc.	135,000	4,653,450

Life Sciences Tools & Services — 2.3%
Mettler-Toledo International, Inc. *	15,000	2,337,750
Waters Corporation *	25,000	1,986,750
		4,324,500
Pharmaceuticals — 3.6%
Abbott Laboratories	105,000	6,769,350

Industrials — 10.1%
Aerospace & Defense — 4.0%
General Dynamics Corporation	35,000	2,308,600
United Technologies Corporation	70,000	5,287,100
		7,595,700
Commercial Services & Supplies — 1.5%
Genuine Parts Company	45,000	2,711,250

Construction & Engineering — 1.0%
Foster Wheeler AG *	105,000	1,819,650

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.4% (Continued)	Shares	Market Value
Industrials — 10.1% (Continued)
Electrical Equipment — 2.5%
General Cable Corporation *	180,000	$4,669,200

Machinery — 1.1%
Caterpillar, Inc.	25,000	2,122,750

Information Technology — 13.0%
Communications Equipment — 1.6%
ADTRAN, Inc.	100,000	3,019,000

Computers & Peripherals — 2.9%
Hewlett-Packard Company	275,000	5,530,250

IT Services — 7.5%
Accenture PLC - Class A	110,000	6,609,900
International Business Machines Corporation	20,000	3,911,600
Teradata Corporation *	50,000	3,600,500
		14,122,000
Office Electronics — 1.0%
Zebra Technologies Corporation - Class A *	55,000	1,889,800

Materials — 3.1%
Chemicals — 3.1%
FMC Corporation	110,000	5,882,800

Total Common Stocks (Cost $147,117,694)		$179,537,272

EXCHANGE-TRADED FUNDS — 4.1%	Shares	Market Value
SPDR Gold Trust * (Cost $5,730,995)	50,000	$7,759,500

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 0.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $1,272,170)	1,272,170	$1,272,170

Total Investments at Market Value — 100.2% (Cost $154,120,859)		$188,568,942

Liabilities in Excess of Other Assets — (0.2%)		(442,825)

Net Assets — 100.0%		$188,126,117

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2012.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2012, the Ave Maria Growth Fund (the “Fund”) had a total return of 8.8% compared with 9.5% for the S&P 500 Index. For the three years ended June 30, 2012, the Fund’s total return was 17.8% annualized compared with 16.4% for the S&P 500 Index; and, for the five years ended June 30, 2012, the Fund returned 4.0% annualized compared with 0.2% for the S&P 500 Index. Since inception (May 1, 2003), the Fund’s total return was 9.5% annualized compared with 6.5% annualized for the S&P 500 Index.

The top five performing issues in the Ave Maria Growth Fund for the first six months of 2012 were:

Ross Stores, Inc. (retail apparel)	+32.1%
Polaris Industries, Inc. (leisure products)	+29.1%
C.R.Bard, Inc. (health care equipment)	+25.7%
Gilead Sciences, Inc. (biotechnology)	+25.3%
Apple, Inc. (computer hardware)	+24.5%

The bottom five performing issues were:

Herbalife Ltd. (personal products)	-25.2%
Hewlett Packard Company (computer hardware)	-21.2%
Varian Medical Systems, Inc. (health care equipment)	-9.5%
Altera Corporation (semiconductors)	-8.4%
Occidental Petroleum Corporation (integrated oil & gas)	-7.4%

The Lipper Leader Scorecard* rates funds in accordance with the following five characteristics: Total Return, Consistent Return, Preservation, Tax Efficiency, and Expense. The score is computed for three years, five years, and overall; and, runs from “1” to “5”, with “5” being the highest score. As of June 30, 2012, the Fund received an overall rating of “5” for Total Return and Preservation. In addition, for the same period the Fund has an overall Morningstar** rating of five-stars (five stars is the highest possible rating and the Fund was rated among 678 Mid-Cap Growth funds).

Respectfully,

James L. Bashaw, CFA
Portfolio Manager

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Performance data quoted represents past performance, which is no guarantee of future results.

* Lipper - For the period ended 6/30/12 the Ave Maria Growth Fund was classified as a Lipper Leader for Total Return among 415 funds in the Multi-Cap Growth category and a Lipper Leader for Preservation among 10,175 Equity Funds. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers as of 6-30-12. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class, as of 6-30-12. Preservation ratings are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return, Consistent Return, and Preservation metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leader or a score of 5, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. With respect to other time periods the Fund received the following scores in its respective peer groups; for Total Return (Multi-Cap Growth Funds Category), 3 years 4 among 415 funds and 5 years Lipper Leader among 362 funds, for Preservation (Equity Funds Category), 3 years Lipper Leader among 10,175 funds and 5 years Lipper Leader among 8,412 funds.

** Morningstar - The Ave Maria Growth Fund was rated 5 stars among 678 Mid-Cap Growth funds for the 3 year period ended June 30, 2012 and 4 stars among 598 Mid-Cap Growth funds for 5 year period ended June 30, 2012. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. 2012, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
158,000	Ross Stores, Inc.	$9,870,260	5.4%
119,000	Polaris Industries, Inc.	8,506,120	4.7%
21,300	AutoZone, Inc.	7,820,721	4.3%
122,200	McCormick & Company, Inc.	7,411,430	4.1%
140,400	Gilead Sciences, Inc.	7,199,712	3.9%
97,000	Toro Company (The)	7,109,130	3.9%
64,900	C.R. Bard, Inc.	6,972,856	3.8%
298,250	Rollins, Inc.	6,671,852	3.7%
107,000	Accenture PLC - Class A	6,429,630	3.5%
128,400	AMETEK, Inc.	6,408,444	3.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.6%
Consumer Staples	10.2%
Energy	4.3%
Financials	6.5%
Health Care	15.7%
Industrials	25.6%
Information Technology	20.0%
Cash Equivalents, Other Assets and Liabilities	0.1%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2012 (Unaudited)

COMMON STOCKS — 99.9%	Shares	Market Value
Consumer Discretionary — 17.6%
Leisure Equipment & Products — 4.7%
Polaris Industries, Inc.	119,000	$8,506,120

Specialty Retail — 9.7%
AutoZone, Inc. *	21,300	7,820,721
Ross Stores, Inc.	158,000	9,870,260
		17,690,981
Textiles, Apparel & Luxury Goods — 3.2%
Coach, Inc.	101,300	5,924,024

Consumer Staples — 10.2%
Food Products — 7.3%
Kellogg Company	121,300	5,983,729
McCormick & Company, Inc.	122,200	7,411,430
		13,395,159
Household Products — 2.9%
Clorox Company (The)	71,600	5,188,136

Energy — 4.3%
Oil, Gas & Consumable Fuels — 4.3%
Exxon Mobil Corporation	41,400	3,542,598
Occidental Petroleum Corporation	50,300	4,314,231
		7,856,829
Financials — 6.5%
Capital Markets — 3.3%
Eaton Vance Corporation	166,600	4,489,870
SEI Investments Company	74,800	1,487,772
		5,977,642
Diversified Financial Services — 3.2%
MasterCard, Inc. - Class A	13,800	5,935,518

Health Care — 15.7%
Biotechnology — 3.9%
Gilead Sciences, Inc. *	140,400	7,199,712

Health Care Equipment & Supplies — 10.4%
C.R. Bard, Inc.	64,900	6,972,856
Stryker Corporation	111,800	6,160,180
Varian Medical Systems, Inc. *	97,500	5,925,075
		19,058,111
Life Sciences Tools & Services — 1.4%
Mettler-Toledo International, Inc. *	16,000	2,493,600

Industrials — 25.6%
Aerospace & Defense — 3.5%
General Dynamics Corporation	57,700	3,805,892

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.9% (Continued)	Shares	Market Value
Industrials — 25.6% (Continued)
Aerospace & Defense — 3.5% (Continued)
Precision Castparts Corporation	15,500	$2,549,595
		6,355,487
Air Freight & Logistics — 1.0%
Expeditors International of Washington, Inc.	49,100	1,902,625

Commercial Services & Supplies — 3.7%
Rollins, Inc.	298,250	6,671,852

Electrical Equipment — 3.5%
AMETEK, Inc.	128,400	6,408,444

Industrial Conglomerates — 2.9%
Danaher Corporation	101,500	5,286,120

Machinery — 11.0%
Donaldson Company, Inc.	122,800	4,097,836
Flowserve Corporation	26,000	2,983,500
Graco, Inc.	128,200	5,907,456
Toro Company (The)	97,000	7,109,130
		20,097,922
Information Technology — 20.0%
Computers & Peripherals — 1.9%
Hewlett-Packard Company	173,200	3,483,052

Electronic Equipment, Instruments & Components — 3.4%
Amphenol Corporation - Class A	111,700	6,134,564

IT Services — 9.8%
Accenture PLC - Class A	107,000	6,429,630
Cognizant Technology Solutions Corporation - Class A *	92,900	5,574,000
International Business Machines Corporation	30,500	5,965,190
		17,968,820
Semiconductors & Semiconductor Equipment — 4.9%
Altera Corporation	130,900	4,429,656
Intel Corporation	170,000	4,530,500
		8,960,156

Total Common Stocks (Cost $131,587,162)		$182,494,874

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 1.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $2,281,098)	2,281,098	$2,281,098

Total Investments at Market Value — 101.1% (Cost $133,868,260)		$184,775,972

Liabilities in Excess of Other Assets — (1.1%)		(2,003,986)

Net Assets — 100.0%		$182,771,986

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2012.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

During the six months ended June 30, 2012, the Ave Maria Rising Dividend Fund (the “Fund”) generated a positive return of 5.9% compared to 9.5% for the S&P 500 Index.

The strongest contributions to performance came from Federated Investors, Inc. (investment management); Ross Stores, Inc. (discount retailer); Cato Corporation (women’s apparel retailer); PPG Industries, Inc. (industrial coatings) and BB&T Corporation (regional bank). Performance was hampered by holdings in Hewlett-Packard Company (technology products and services); DeVry, Inc. (educational services); Halliburton Company (energy services); Dover Corporation (diversified manufacturer) and Schlumberger Ltd. (energy services).

During the period ended June 30, 2012, new positions were established in Bank of New York Mellon Corporation (banking services); Dover Corporation (diversified manufacturer); PACCAR, Inc. (truck manufacturer); Stepan Company (specialty chemicals) and Phillips 66 (energy).

One of the challenges confronting the U.S. economy is the much talked about fiscal cliff. That’s the possibility that as of January 1, 2013 all of the “Bush tax cuts” will be allowed to lapse and rates on income taxes, capital gains and dividends will all increase. The tax on dividends could go from the current 15% to 43.4%. One might ask, how might higher tax rates on dividends impact our stock selection process? Should the tax on dividends be increased, we anticipate it having little or no effect on our stock selection process. We have always regarded consistently rising dividends as an outward sign of inward quality. Companies that have been able to increase their dividends on a consistent basis over many years typically enjoy favorable business characteristics. Higher tax rates for owners will not change that.

We are pleased to report that half of the companies in the portfolio increased their dividend during the first half of the year. We anticipate that the remaining companies will increase their dividend during the second half of the year. It is this consistency in our portfolio companies that often goes unremarked. We believe current prices of these exceptional companies are significantly less than their respective intrinsic value.

We appreciate your participation in the Ave Maria Rising Dividend Fund.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-portfolio Manager	Co-portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
125,000	Exxon Mobil Corporation	$10,696,250	3.8%
135,000	Abbot Laboratories	8,703,450	3.1%
270,000	U.S. Bancorp	8,683,200	3.1%
300,000	Lowe's Companies, Inc.	8,532,000	3.1%
95,000	3M Company	8,512,000	3.1%
150,000	Stryker Corporation	8,265,000	3.0%
375,000	Bank of New York Mellon Corporation (The)	8,231,250	2.9%
275,000	Sysco Corporation	8,197,750	2.9%
150,000	Dover Corporation	8,041,500	2.9%
170,000	Emerson Electric Company	7,918,600	2.8%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	15.6%
Consumer Staples	11.4%
Energy	12.3%
Financials	13.0%
Health Care	8.5%
Industrials	23.6%
Information Technology	6.7%
Materials	5.4%
Cash Equivalents, Other Assets and Liabilities	3.5%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2012 (Unaudited)

COMMON STOCKS — 96.5%	Shares	Market Value
Consumer Discretionary — 15.6%
Diversified Consumer Services — 2.3%
DeVry, Inc.	210,000	$6,503,700

Hotels, Restaurants & Leisure — 2.0%
Cracker Barrel Old Country Store, Inc.	90,000	5,652,000

Leisure Equipment & Products — 2.7%
Hasbro, Inc.	220,000	7,451,400

Specialty Retail — 5.5%
Cato Corporation (The) - Class A	225,000	6,853,500
Lowe's Companies, Inc.	300,000	8,532,000
		15,385,500
Textiles, Apparel & Luxury Goods — 3.1%
VF Corporation	30,000	4,003,500
Wolverine World Wide, Inc.	120,000	4,653,600
		8,657,100
Consumer Staples — 11.4%
Food & Staples Retailing — 2.9%
Sysco Corporation	275,000	8,197,750

Food Products — 3.9%
Hormel Foods Corporation	100,000	3,042,000
Kellogg Company	160,000	7,892,800
		10,934,800
Household Products — 4.6%
Clorox Company (The)	75,000	5,434,500
Colgate-Palmolive Company	70,000	7,287,000
		12,721,500
Energy — 12.3%
Energy Equipment & Services — 4.0%
Halliburton Company	200,000	5,678,000
Schlumberger Limited	85,000	5,517,350
		11,195,350
Oil, Gas & Consumable Fuels — 8.3%
ConocoPhillips	110,000	6,146,800
Exxon Mobil Corporation	125,000	10,696,250
Phillips 66	190,000	6,315,600
		23,158,650
Financials — 13.0%
Capital Markets — 5.0%
Bank of New York Mellon Corporation (The)	375,000	8,231,250
Federated Investors, Inc. - Class B	260,000	5,681,000
		13,912,250

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.5% (Continued)	Shares	Market Value
Financials — 13.0% (Continued)
Commercial Banks — 5.9%
BB&T Corporation	250,000	$7,712,500
U.S. Bancorp	270,000	8,683,200
		16,395,700
Insurance — 2.1%
HCC Insurance Holdings, Inc.	190,000	5,966,000

Health Care — 8.5%
Health Care Equipment & Supplies — 5.4%
Medtronic, Inc.	175,000	6,777,750
Stryker Corporation	150,000	8,265,000
		15,042,750
Pharmaceuticals — 3.1%
Abbott Laboratories	135,000	8,703,450

Industrials — 23.6%
Aerospace & Defense — 4.6%
General Dynamics Corporation	105,000	6,925,800
United Technologies Corporation	80,000	6,042,400
		12,968,200
Commercial Services & Supplies — 2.4%
Republic Services, Inc.	255,000	6,747,300

Electrical Equipment — 2.8%
Emerson Electric Company	170,000	7,918,600

Industrial Conglomerates — 3.1%
3M Company	95,000	8,512,000

Machinery — 7.9%
Dover Corporation	150,000	8,041,500
Illinois Tool Works, Inc.	145,000	7,669,050
PACCAR, Inc.	160,000	6,270,400
		21,980,950
Road & Rail — 2.8%
Norfolk Southern Corporation	110,000	7,894,700

Information Technology — 6.7%
Computers & Peripherals — 2.1%
Hewlett-Packard Company	285,000	5,731,350

IT Services — 2.2%
Paychex, Inc.	200,000	6,282,000

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.5% (Continued)	Shares	Market Value
Information Technology — 6.7% (Continued)
Semiconductors & Semiconductor Equipment — 2.4%
Microchip Technology, Inc.	200,000	$6,616,000

Materials — 5.4%
Chemicals — 5.4%
PPG Industries, Inc.	65,000	6,897,800
RPM International, Inc.	230,000	6,256,000
Stepan Company	22,100	2,081,378
		15,235,178

Total Common Stocks (Cost $249,394,547)		$269,764,178

MONEY MARKET FUNDS — 4.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	12,848,467	$12,848,467
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	426,615	426,615
Total Money Market Funds (Cost $13,275,082)		$13,275,082

Total Investments at Market Value — 101.3% (Cost $262,669,629)		$283,039,260

Liabilities in Excess of Other Assets — (1.3%)		(3,626,565)

Net Assets — 100.0%		$279,412,695

(a)	The rate shown is the 7-day effective yield as of June 30, 2012.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

For the six months ended June 30, 2012, the Ave Maria Opportunity Fund (the “Fund”) had a total return of 2.6% compared to 8.5% for the Russell 2000 Index and 8.0% for the S&P 600 Index. The underperformance was primarily due to the Fund’s oversized positions in energy and technology companies. Rising fears of a global slowdown and the deepening recession in the Euro zone adversely affected stocks of these companies more than most. This appears to be in the process of reversing, as our high-quality smaller companies are starting to outperform the market and should benefit disproportionately from a stronger national economy we envision. There are good reasons to believe that another recession can be avoided. The economy is no longer getting punished by crude oil prices running over $100 a barrel, and consumer finances are in much better shape than a few years ago. Consumer and mortgage debt has been paid down and liquidity levels are up for a large percentage of the public. Interest payments have declined significantly and plunged relative to disposable personal income. In addition, housing is no longer a drag on the economy.

There were several portfolio stocks that appreciated substantially during the first half of the year. The Fund’s biggest winners were Federated Investors, Inc. (investment management), Alleghany Corporation (insurance), Veeco Instruments, Inc. (technology), Spirit AeroSystems Holdings, Inc., (aerospace supply) and Diebold, Incorporated (business equipment). Fund holdings which had the largest negative impact on performance were CARBO Ceramics, Inc. (oil & gas equipment), DeVry, Inc. (education), FLIR Systems, Inc. (defense products), Patterson-UTI Energy, Inc. (energy) and Forest Oil Corporation (energy).

During the past six months, we eliminated 14 issues from the portfolio for a variety of reasons. The proceeds from these sales were reinvested into what we consider to be more attractively priced stocks. As of June 30, 2012, the Fund held the common stocks of 59 companies, 12 of which were added since the start of the year. New positions include: ADTRAN, Inc. (technology), Capitol Federal Financial Inc. (banking), CARBO Ceramics, Inc., DeVry, Inc., EXCO Resources, Inc. (energy), Gentex Corporation (automotive supply), Horsehead Holding Corporation (metals), Iconix Brand Group, Inc. (licensing), Logitech International S.A. (technology), Matthews International Corporation (industrial goods), Rimage Corporation (technology) and STERIS Corporation (healthcare). These companies are all small caps (market capitalizations under $2 billion) and have unduly depressed shares prices that are trading well below our estimate of each company’s intrinsic value.

Needless to say, the Fund’s value investment style has undergone a period of underperformance, which we don’t expect to continue. In our view, all of the Fund’s holdings are selling at a discount to intrinsic value, and that over time, their share prices will reflect those values. Value managers have to exercise discipline and patience.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Experience teaches that the best investment opportunities are often accompanied by negative headlines and cloudy near-term outlooks. As a wise value investor once said, “You can have low stock prices or good news, but you can’t have both at the same time.” So in selecting depressed stocks for investment, we buy shares of what we consider to be good companies in a disciplined manner, often in the face of negative news, and then patiently wait for the price to reflect the company’s intrinsic value. We believe the risk in the portfolio is low and the upside potential is significant.

As always, the confidence you have shown by your investment in the Fund is most appreciated!

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
125,000	Dell, Inc.	$1,565,000	4.2%
9,100	SPDR Gold Trust	1,412,229	3.8%
40,000	Avnet, Inc.	1,234,400	3.3%
35,000	Rent-A-Center, Inc.	1,180,900	3.2%
25,000	Ensco PLC - Class A	1,174,250	3.2%
35,000	DeVry, Inc.	1,083,950	2.9%
60,000	Ingram Micro, Inc. - Class A	1,048,200	2.8%
3,036	Alleghany Corporation	1,031,481	2.8%
60,000	Western Union Company (The)	1,010,400	2.7%
125,000	Forest Oil Corporation	916,250	2.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	12.7%
Consumer Staples	0.2%
Energy	17.6%
Financials	19.5%
Health Care	2.3%
Industrials	2.8%
Information Technology	22.1%
Materials	1.3%
Exchange-Traded Funds	3.8%
Cash Equivalents, Other Assets and Liabilities	17.7%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2012 (Unaudited)

COMMON STOCKS — 78.5%	Shares	Market Value
Consumer Discretionary — 12.7%
Auto Components — 0.9%
Gentex Corporation	15,000	$313,050

Diversified Consumer Services — 5.1%
DeVry, Inc.	35,000	1,083,950
Matthews International Corporation - Class A	15,000	487,350
Strayer Education, Inc.	3,000	327,060
		1,898,360
Household Durables — 0.2%
Stanley Furniture Company, Inc. *	22,100	88,179

Specialty Retail — 4.5%
Cato Corporation (The) - Class A	5,000	152,300
Rent-A-Center, Inc.	35,000	1,180,900
Signet Jewelers Ltd.	7,500	330,075
		1,663,275
Textiles, Apparel & Luxury Goods — 2.0%
Iconix Brand Group, Inc. *	25,000	436,750
K-Swiss, Inc. - Class A *	100,000	308,000
		744,750
Consumer Staples — 0.2%
Food Products — 0.2%
Lancaster Colony Corporation	1,200	85,452

Energy — 17.6%
Energy Equipment & Services — 9.1%
Atwood Oceanics, Inc. *	6,000	227,040
CARBO Ceramics, Inc.	10,000	767,300
Ensco PLC - Class A	25,000	1,174,250
Patterson-UTI Energy, Inc.	40,000	582,400
Rowan Companies PLC - Class A *	5,000	161,650
Tidewater, Inc.	10,000	463,600
		3,376,240
Oil, Gas & Consumable Fuels — 8.5%
Cimarex Energy Company	15,000	826,800
Cloud Peak Energy, Inc. *	50,000	845,500
EXCO Resources, Inc.	75,000	569,250
Forest Oil Corporation *	125,000	916,250
		3,157,800
Financials — 19.5%
Capital Markets — 2.0%
Federated Investors, Inc. - Class B	30,000	655,500
Investment Technology Group, Inc. *	10,000	92,000
		747,500

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 78.5% (Continued)	Shares	Market Value
Financials — 19.5% (Continued)
Commercial Banks — 0.9%
United Bancorp, Inc. *	100,000	$340,000

Diversified Financial Services — 6.6%
Dun & Bradstreet Corporation (The)	6,000	427,020
H&R Block, Inc.	35,000	559,300
PICO Holdings, Inc. *	20,000	448,200
Western Union Company (The)	60,000	1,010,400
		2,444,920
Insurance — 5.5%
Alleghany Corporation *	3,036	1,031,481
Markel Corporation *	500	220,850
White Mountains Insurance Group Ltd.	1,500	782,625
		2,034,956
Real Estate Management & Development — 1.3%
St. Joe Company (The) *	30,000	474,300

Thrifts & Mortgage Finance — 3.2%
Capitol Federal Financial, Inc.	10,000	118,800
FedFirst Financial Corporation	15,320	218,923
Oritani Financial Corporation	30,000	431,700
Standard Financial Corporation	10,000	161,000
ViewPoint Financial Group, Inc.	17,981	281,223
		1,211,646
Health Care — 2.3%
Health Care Equipment & Supplies — 2.3%
Atrion Corporation	1,057	216,664
STERIS Corporation	20,000	627,400
		844,064
Industrials — 2.8%
Aerospace & Defense — 2.5%
Alliant Techsystems, Inc.	5,000	252,850
Sparton Corporation *	20,000	198,000
Spirit AeroSystems Holdings, Inc. - Class A *	20,000	476,600
		927,450
Machinery — 0.3%
Conrad Industries, Inc. *	8,576	128,640

Information Technology — 22.1%
Communications Equipment — 1.7%
ADTRAN, Inc.	10,000	301,900
Arris Group, Inc. *	25,000	347,750
		649,650

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 78.5% (Continued)	Shares	Market Value
Information Technology — 22.1% (Continued)
Computers & Peripherals — 9.1%
Dell, Inc. *	125,000	$1,565,000
Diebold, Incorporated	15,000	553,650
Lexmark International, Inc. - Class A	20,000	531,600
Logitech International S.A. *	10,000	106,700
QLogic Corporation *	30,000	410,700
Rimage Corporation	25,000	200,000
		3,367,650
Electronic Equipment, Instruments & Components — 7.4%
Arrow Electronics, Inc. *	10,000	328,100
Avnet, Inc. *	40,000	1,234,400
Ingram Micro, Inc. - Class A *	60,000	1,048,200
ScanSource, Inc. *	5,000	153,200
		2,763,900
IT Services — 2.8%
Broadridge Financial Solutions, Inc.	25,000	531,750
Computer Services, Inc.	15,500	499,100
		1,030,850
Semiconductors & Semiconductor Equipment — 1.1%
Veeco Instruments, Inc. *	12,000	412,320

Materials — 1.3%
Metals & Mining — 1.3%
Horsehead Holding Corporation *	50,000	498,000

Total Common Stocks (Cost $26,613,584)		$29,202,952

EXCHANGE-TRADED FUNDS — 3.8%	Shares	Market Value
SPDR Gold Trust * (Cost $1,032,352)	9,100	$1,412,229

REPURCHASE AGREEMENTS (a) — 4.1%	Face Amount	Market Value
U.S. Bank N.A., 0.01%, dated 06/29/12, due 07/02/12, repurchase proceeds: $1,529,318 (Cost $1,529,316)	$1,529,316	$1,529,316

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 13.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	1,714,469	$1,714,469
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	1,714,470	1,714,470
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	1,714,470	1,714,470
Total Money Market Funds (Cost $5,143,409)		$5,143,409

Total Investments at Market Value — 100.2% (Cost $34,318,661)		$37,287,906

Liabilities in Excess of Other Assets — (0.2%)		(62,235)

Net Assets — 100.0%		$37,225,671

*	Non-income producing security.

(a)	Repurchase agreement is fully collateralized by $1,436,073 FGLMC Pool #GO1543, 5.000%, due 05/01/33. The aggregate market value of the collateral at June 30, 2012 was $1,560,126.

(b)	The rate shown is the 7-day effective yield as of June 30, 2012.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria World Equity Fund (the “Fund”) had a total return of 3.7% for the six months ended June 30, 2012. The return for the S&P Global 1200 Index was 6.3%. Since inception on April 30, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were as follows:

	Since 4-30-10 Inception through 6-30-12 Total Returns
	Cumulative	Annualized
Ave Maria World Equity Fund (AVEWX)	5.3%	2.4%
S&P Global 1200 Index	9.5%	4.3%

The European crisis took its economic toll as activity slowed in all major countries including China, Japan and the U.S. Not surprising, Europe has entered a recession which will likely get worse before it gets better, especially in the peripheral countries. China recorded its second slowest growth rate in a decade in the second quarter. Authorities there are now responding with fiscal and monetary stimulus which should lead to recovery. Meanwhile, we expect the U.S. to avoid recession, but growth will remain subdued.

In the first half of this year, investors in Europe shunned the markets of Spain, Greece and Italy, which all had negative returns, and favored the stronger economies of Germany, Belgium and France, where market returns were positive, but not as strong as the 9.5% return for the S&P 500 Index. Asian stock markets were also up, but Brazil and Canada declined modestly. The U.S. dollar generally strengthened against most foreign currencies.

By design, our Fund focuses on companies with large overseas operations. With Europe and the United Kingdom sliding into recession and global growth slowing, performance suffered. Nonetheless, the Fund owns shares of many world class companies that are undervalued, in our view – in some cases, grossly undervalued. We are confident these companies will emerge from the present turmoil more profitable than ever, and their share prices will rise to reflect their intrinsic value.

Stocks which contributed the most to this year’s performance include: Brookfield Residential Properties, Inc. (homebuilding), Diageo PLC (beverages), Toyota Motor Corporation (auto manufacturing), FMC Corporation (specialty chemicals) and Mindray Medical Intl. Ltd. (health care devices). Overall, investments in the materials, health care and consumer sectors enhanced returns relative to the market.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Stocks which most detracted from performance were: Hewlett-Packard Company (technology), Canadian Natural Resources Ltd. and Advantage Oil & Gas Ltd. (energy), McDonald’s Corporation (restaurants) and ABB Limited (industrial and power equipment). In general, the Fund’s financials, industrials and technology stocks performed worse than the market.

The Fund added three new positions so far this year: BP PLC and Talisman Energy, Inc. (energy) and Intel Corporation (technology). None of these companies violate the Ave Maria Mutual Funds’ moral screens.

Five positions were eliminated: CNOOC Ltd., Petróleo Brasileiro S.A. and Suncor Energy, Inc. (energy) along with Banco Santander S.A. and BNP Paribas S.A. (banking)

As of June 30, 2012, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
United States	43%	53%
Europe	19%	16%
United Kingdom	7%	9%
Japan	4%	7%
Canada	9%	4%
Asia ex-Japan	9%	5%
Australia	1%	4%
Latin America	2%	2%
Other	3%	—
Cash	3%	—

Thank you for being a shareowner,

Gregory R. Heilman, CFA
Portfolio Manager

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
6,500	Diageo PLC - ADR	$669,955	3.3%
6,000	Colgate-Palmolive Company	624,600	3.1%
4,000	SPDR Gold Trust	620,760	3.0%
9,500	Abbott Laboratories	612,465	3.0%
7,000	Toyota Motor Corporation - ADR	563,360	2.7%
9,000	Accenture PLC - Class A	540,810	2.6%
20,000	Intel Corporation	533,000	2.6%
25,000	Hewlett-Packard Company	502,750	2.4%
9,000	International Flavors & Fragrances, Inc.	493,200	2.4%
5,500	3M Company	492,800	2.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	7.2%
Consumer Staples	10.5%
Energy	9.9%
Financials	14.7%
Health Care	5.2%
Industrials	19.0%
Information Technology	15.0%
Materials	10.5%
Telecommunication Services	2.4%
Exchange-Traded Funds	3.0%
Cash Equivalents, Other Assets and Liabilities	2.6%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2012 (Unaudited)

COMMON STOCKS — 94.4%	Shares	Market Value
Consumer Discretionary — 7.2%
Automobiles — 2.7%
Toyota Motor Corporation - ADR	7,000	$563,360

Hotels, Restaurants & Leisure — 2.4%
McDonald's Corporation	5,500	486,915

Household Durables — 2.1%
Brookfield Residential Properties, Inc. *	40,000	436,000

Consumer Staples — 10.5%
Beverages — 5.4%
Diageo PLC - ADR	6,500	669,955
Heineken NV - Unsponsored ADR	17,000	444,380
		1,114,335
Food Products — 2.0%
Nestlé S.A. - ADR	7,000	418,180

Household Products — 3.1%
Colgate-Palmolive Company	6,000	624,600

Energy — 9.9%
Energy Equipment & Services — 2.7%
Schlumberger Limited	5,000	324,550
Tidewater, Inc.	5,000	231,800
		556,350
Oil, Gas & Consumable Fuels — 7.2%
Advantage Oil & Gas Ltd. *	40,000	118,800
BP PLC - ADR	11,000	445,940
Canadian Natural Resources Ltd.	10,000	268,500
Exxon Mobil Corporation	5,000	427,850
Talisman Energy, Inc.	20,000	229,200
		1,490,290
Financials — 14.7%
Commercial Banks — 3.3%
Barclays PLC - ADR	25,000	257,500
Toronto-Dominion Bank (The)	5,500	430,265
		687,765
Diversified Financial Services — 4.0%
MasterCard, Inc. - Class A	1,000	430,110
Western Union Company (The)	23,000	387,320
		817,430
Insurance — 7.4%
ACE Limited	6,500	481,845
Allianze SE - ADR	33,000	329,670

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.4% (Continued)	Shares	Market Value
Financials — 14.7% (Continued)
Insurance — 7.4% (Continued)
AXA S.A. - ADR	14,000	$186,620
Tokio Marine Holdings, Inc. - ADR	12,000	300,600
Zurich Insurance Group AG - ADR *	10,000	225,800
		1,524,535
Health Care — 5.2%
Health Care Equipment & Supplies — 2.2%
Mindray Medical International Ltd. - ADR	15,000	454,350

Pharmaceuticals — 3.0%
Abbott Laboratories	9,500	612,465

Industrials — 19.0%
Aerospace & Defense — 2.0%
United Technologies Corporation	5,500	415,415

Construction & Engineering — 1.7%
Foster Wheeler AG *	20,000	346,600

Electrical Equipment — 6.3%
ABB Limited - ADR *	25,000	408,000
Emerson Electric Company	10,000	465,800
General Cable Corporation *	16,000	415,040
		1,288,840
Industrial Conglomerates — 4.8%
3M Company	5,500	492,800
Koninklijke Philips Electronics NV - ADR	8,427	165,759
Siemens AG - ADR	4,000	336,280
		994,839
Machinery — 2.1%
Lincoln Electric Holdings, Inc.	10,000	437,900

Road & Rail — 2.1%
Canadian National Railway Company	5,000	421,900

Information Technology — 15.0%
Computers & Peripherals — 2.4%
Hewlett-Packard Company	25,000	502,750

Electronic Equipment, Instruments & Components — 2.3%
LG Display Company Ltd. - ADR *	50,000	472,500

IT Services — 4.1%
Accenture PLC - Class A	9,000	540,810
International Business Machines Corporation	1,500	293,370
		834,180

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.4% (Continued)	Shares	Market Value
Information Technology — 15.0% (Continued)
Office Electronics — 1.5%
Zebra Technologies Corporation - Class A *	9,000	$309,240

Semiconductors & Semiconductor Equipment — 4.7%
Intel Corporation	20,000	533,000
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	31,000	432,760
		965,760
Materials — 10.5%
Chemicals — 7.1%
FMC Corporation	9,000	481,320
International Flavors & Fragrances, Inc.	9,000	493,200
Syngenta AG - ADR	7,000	479,080
		1,453,600
Metals & Mining — 3.4%
BHP Billiton Ltd. - ADR	4,500	293,850
POSCO - ADR	5,000	402,200
		696,050
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 0.7%
Telefónica S.A. - ADR	11,289	147,892

Wireless Telecommunication Services — 1.7%
América Móvil S.A.B. de C.V. - Series L - ADR	13,000	338,780

Total Common Stocks (Cost $19,310,288)		$19,412,821

EXCHANGE-TRADED FUNDS — 3.0%	Shares	Market Value
SPDR Gold Trust * (Cost $577,600)	4,000	$620,760

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 2.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $587,032)	587,032	$587,032

Total Investments at Market Value — 100.3% (Cost $20,474,920)		$20,620,613

Liabilities in Excess of Other Assets — (0.3%)		(65,886)

Net Assets — 100.0%		$20,554,727

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2012.

SUMMARY OF COMMON STOCKS BY COUNTRY
June 30, 2012 (Unaudited)

Country	Value	% of Net Assets
United States	$8,906,255	43.3%
Switzerland	2,359,505	11.4%
Canada	1,904,665	9.3%
United Kingdom	1,373,395	6.7%
South Korea	874,700	4.3%
Japan	863,960	4.2%
Germany	665,950	3.2%
Netherlands	610,139	3.0%
China	454,350	2.2%
Taiwan	432,760	2.1%
Mexico	338,780	1.7%
Australia	293,850	1.4%
France	186,620	0.9%
Spain	147,892	0.7%
	$19,412,821	94.4%

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2012, the Ave Maria Bond Fund (the “Fund”) had a total return of 2.4%, compared to 2.1% for the Barclays Intermediate U.S. Government/Credit Index.

Positive contributions to performance came from several equity holdings: Federated Investors, Inc. (investment management); Cato Corporation (women’s apparel retailer); Abbott Laboratories, Inc. (health care); Illinois Tool Works, Inc. (diversified manufacturer) and Kimberly-Clark Corporation (consumer products). Conversely, the following equity positions hurt performance: Microchip Technology, Inc. (semiconductors); Dover Corporation (diversified manufacturer); Kellogg Company (food products); Phillips 66 (energy) and Republic Services, Inc. (waste collection). Equities in the portfolio added to performance to a greater extent than bonds, during the period.

The bull market in bonds continues, because interest rates are being held down by economic stagnation, the Fed’s efforts to stimulate growth, and by capital fleeing the uncertainties of the Euro zone. With interest rates at record lows, the next significant change will be to higher levels. We have positioned the portfolio for that eventuality, limiting interest-rate risk. As of June 30, 2012, average maturity of the Fund’s bonds was 3.2 years, while the average credit rating remains A+. As of June 30, 2012, dividend-paying common stocks represented 19.8% of the portfolio.

In today’s micro interest-rate environment, the greatest risks facing fixed-income investors is reaching for yield. It’s risky business. In managing this portfolio, we continue to focus on preserving principal and producing a reasonable return with low-risk assets.

We appreciate your continued participation in the Ave Maria Bond Fund.

Sincerely,

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
June 30, 2012 (Unaudited)

Par Value	Company	Market Value	% of Net Assets
$3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	$3,175,548	3.2%
2,278,380	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,608,212	2.6%
2,000,000	Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,330,140	2.3%
2,042,000	Kellogg Company, 4.150%, due 11/15/19	2,274,467	2.3%
2,000,000	Dell, Inc., 2.300%, due 09/10/15	2,061,846	2.1%
2,000,000	U.S. Treasury Notes, 1.875%, due 04/30/14	2,056,250	2.0%
2,000,000	U.S. Treasury Notes, 1.250%, due 02/15/14	2,029,922	2.0%
2,000,000	PACCAR Financial Corporation, 1.600%, due 03/15/17	2,020,740	2.0%
1,475,000	Kimberly Clark Corporation, 6.125%, due 08/01/17	1,806,887	1.8%
1,500,000	United Parcel Service, Inc.,5.500%, due 01/15/18	1,802,055	1.8%

* Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	16.8%
U.S. Government Agencies	3.6%

CORPORATE BONDS
Sector
Consumer Discretionary	4.6%
Consumer Staples	6.1%
Energy	2.2%
Financials	9.3%
Health Care	4.8%
Industrials	10.4%
Information Technology	7.9%
Materials	1.9%
Utilities	4.2%

COMMON STOCKS
Sector
Consumer Discretionary	2.3%
Consumer Staples	2.9%
Energy	1.8%
Financials	2.4%
Health Care	1.7%
Industrials	6.1%
Information Technology	1.8%
Materials	0.8%

CASH EQUIVALENTS, OTHER ASSETS AND LIABILITIES	8.4%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2012 (Unaudited)

U.S. TREASURY OBLIGATIONS — 16.8%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 3.9%
2.500%, due 07/15/16	$2,278,380	$2,608,212
2.625%, due 07/15/17	1,110,040	1,318,519
		3,926,731
U.S. Treasury Notes — 12.9%
1.375%, due 10/15/12	1,500,000	1,505,274
1.375%, due 03/15/13	1,500,000	1,512,363
1.250%, due 02/15/14	2,000,000	2,029,922
1.875%, due 04/30/14	2,000,000	2,056,250
2.375%, due 08/31/14	1,500,000	1,565,391
2.500%, due 04/30/15	3,000,000	3,175,548
2.625%, due 02/29/16	1,000,000	1,076,172
		12,920,920

Total U.S. Treasury Obligations (Cost $16,026,266)		$16,847,651

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.6%	Par Value	Market Value
Federal Farm Credit Bank — 3.1%
4.480%, due 08/24/12	$1,000,000	$1,006,378
4.600%, due 12/27/12	1,000,000	1,021,328
4.500%, due 01/22/15	1,000,000	1,101,934
		3,129,640
Private Export Funding Corporation — 0.5%
3.550%, due 04/15/13	500,000	512,909

Total U.S. Government Agency Obligations (Cost $3,524,641)		$3,642,549

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 51.4%	Par Value	Market Value
Consumer Discretionary — 4.6%
Johnson Controls, Inc., 5.500%, due 01/15/16	$1,000,000	$1,124,054
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	562,532
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	1,034,019
McGraw-Hill Companies, Inc. (The), 5.375%, due 11/15/12	500,000	508,186
TJX Companies, Inc. (The), 4.200%, due 08/15/15	1,250,000	1,368,024
		4,596,815
Consumer Staples — 6.1%
Clorox Company (The), 5.000%, due 01/15/15	1,000,000	1,091,606
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,274,467
Kimberly Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,806,887
Sysco Corporation, 4.200%, due 02/12/13	1,000,000	1,020,808
		6,193,768
Energy — 2.2%
Apache Corporation, 5.625%, due 01/15/17	1,000,000	1,181,308
ConocoPhillips, 4.750%, due 02/01/14	1,000,000	1,062,138
		2,243,446
Financials — 9.3%
Bank of New York Mellon Corporation (The), 2.300%, due 07/28/16	1,500,000	1,547,672
BB&T Corporation, 4.750%, due 10/01/12	1,000,000	1,009,613
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,093,772
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,049,064
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	1,000,000	1,066,264
PACCAR Financial Corporation, 1.600%, due 03/15/17	2,000,000	2,020,740
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,556,919
		9,344,044
Health Care — 4.8%
Medtronic, Inc., 4.750%, due 09/15/15	1,000,000	1,122,503
Medtronic, Inc., 2.625%, due 03/15/16	500,000	527,136
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,052,263
Stryker Corporation, 2.000%, due 09/30/16	650,000	665,954
Zimmer Holdings, Inc., 4.625%, due 11/30/19	1,255,000	1,424,200
		4,792,056
Industrials — 10.4%
3M Company, 1.375%, due 09/29/16	1,150,000	1,171,623
Cooper US, Inc., 5.450%, due 04/01/15	1,000,000	1,104,047
Eaton Corporation, 4.900%, due 05/15/13	500,000	517,702
General Dynamics Corporation, 2.250%, due 07/15/16	1,650,000	1,721,831
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	1,049,755

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 51.4% (Continued)	Par Value	Market Value
Industrials — 10.4% (Continued)
Ryder System, Inc., 3.150%, due 03/02/15	$1,000,000	$1,032,134
Union Pacific Corporation, 5.125%, due 02/15/14	500,000	532,993
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	816,969
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,802,055
United Technologies Corporation, 5.375%, due 12/15/17	571,000	682,594
		10,431,703
Information Technology — 7.9%
Dell, Inc., 2.300%, due 09/10/15	2,000,000	2,061,846
Harris Corporation, 5.000%, due 10/01/15	1,000,000	1,088,544
Hewlett-Packard Company, 6.125%, due 03/01/14	1,000,000	1,073,341
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	504,171
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	511,181
International Business Machines Corporation, 4.750%, due 11/29/12	500,000	509,242
International Business Machines Corporation, 6.500%, due 10/15/13	500,000	537,649
International Business Machines Corporation, 2.000%, due 01/05/16	1,000,000	1,032,528
National Semiconductor Corporation, 6.600%, due 06/15/17	500,000	618,092
		7,936,594
Materials — 1.9%
PPG Industries, Inc., 6.650%, due 03/15/18	721,000	878,819
Sherwin-Williams Company (The), 3.125%, due 12/15/14	1,000,000	1,049,547
		1,928,366
Utilities — 4.2%
Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,000,000	2,330,140
Duke Energy Corporation, 3.950%, due 09/15/14	800,000	849,182
NextEra Energy Capital Holdings, Inc., 2.600%, due 09/01/15	1,000,000	1,027,402
		4,206,724

Total Corporate Bonds (Cost $50,339,509)		$51,673,516

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.8%	Shares	Market Value
Consumer Discretionary — 2.3%
Leisure Equipment & Products — 0.7%
Hasbro, Inc.	20,000	$677,400

Specialty Retail — 1.6%
Cato Corporation (The) - Class A	30,000	913,800
Lowe's Companies, Inc.	25,000	711,000
		1,624,800
Consumer Staples — 2.9%
Food & Staples Retailing — 1.1%
Sysco Corporation	36,000	1,073,160

Food Products — 0.6%
Kellogg Company	12,000	591,960

Household Products — 1.2%
Clorox Company (The)	10,000	724,600
Kimberly-Clark Corporation	6,000	502,620
		1,227,220
Energy — 1.8%
Oil, Gas & Consumable Fuels — 1.8%
ConocoPhillips	17,500	977,900
Exxon Mobil Corporation	10,000	855,700
		1,833,600
Financials — 2.4%
Capital Markets — 1.5%
Bank of New York Mellon Corporation (The)	30,000	658,500
Federated Investors, Inc. - Class B	40,000	874,000
		1,532,500
Commercial Banks — 0.9%
BB&T Corporation	7,500	231,375
U.S. Bancorp	20,000	643,200
		874,575
Health Care — 1.7%
Health Care Equipment & Supplies — 0.4%
Medtronic, Inc.	12,000	464,760

Pharmaceuticals — 1.3%
Abbott Laboratories	20,000	1,289,400

Industrials — 6.1%
Aerospace & Defense — 0.8%
General Dynamics Corporation	12,000	791,520

Commercial Services & Supplies — 0.6%
Republic Services, Inc.	25,000	661,500

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.8% (Continued)	Shares	Market Value
Industrials — 6.1% (Continued)
Electrical Equipment — 0.9%
Emerson Electric Company	20,000	$931,600

Industrial Conglomerates — 1.1%
3M Company	12,000	1,075,200

Machinery — 2.0%
Dover Corporation	17,000	911,370
Illinois Tool Works, Inc.	20,000	1,057,800
		1,969,170
Road & Rail — 0.7%
Norfolk Southern Corporation	10,000	717,700

Information Technology — 1.8%
IT Services — 1.0%
Paychex, Inc.	30,000	942,300

Semiconductors & Semiconductor Equipment — 0.8%
Microchip Technology, Inc.	25,000	827,000

Materials — 0.8%
Chemicals — 0.8%
RPM International, Inc.	30,000	816,000

Total Common Stocks (Cost $18,053,538)		$19,921,365

MONEY MARKET FUNDS — 7.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	4,696,433	$4,696,433
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	3,034,016	3,034,016
Total Money Market Funds (Cost $7,730,449)		$7,730,449

Total Investments at Market Value — 99.3% (Cost $95,674,403)		$99,815,530

Other Assets in Excess of Liabilities — 0.7%		677,325

Net Assets — 100.0%		$100,492,855

(a)	The rate shown is the 7-day effective yield as of June 30, 2012.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$154,120,859	$133,868,260	$262,669,629
At market value (Note 1)	$188,568,942	$184,775,972	$283,039,260
Receivable for capital shares sold	63,276	169,993	1,155,513
Dividends receivable	187,385	128,285	327,761
Other assets	20,811	24,455	29,846
TOTAL ASSETS	188,840,414	185,098,705	284,552,380

LIABILITIES
Dividends payable	—	—	1,036,406
Payable for investment securities purchased	—	—	3,275,989
Payable for capital shares redeemed	97,809	1,777,637	262,284
Payable to Adviser (Note 2)	469,734	443,517	505,838
Payable to administrator (Note 2)	22,887	22,648	33,536
Accrued shareholder servicing fees (Note 2)	107,281	65,821	—
Other accrued expenses and liabilities	16,586	17,096	25,632
TOTAL LIABILITIES	714,297	2,326,719	5,139,685

NET ASSETS	$188,126,117	$182,771,986	$279,412,695

NET ASSETS CONSIST OF:
Paid-in capital	$152,293,219	$131,268,496	$252,319,710
Accumulated undistributed net investment income (loss)	63,779	(183,891)	1,834
Accumulated net realized gains from security transactions	1,321,036	779,669	6,721,520
Net unrealized appreciation on investments	34,448,083	50,907,712	20,369,631
NET ASSETS	$188,126,117	$182,771,986	$279,412,695
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,839,675	8,125,353	20,960,898
Net asset value, offering price and redemption price per share (Note 1)	$17.36	$22.49	$13.33

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$34,318,661	$20,474,920	$95,674,403
At market value (Note 1)	$37,287,906	$20,620,613	$99,815,530
Cash	—	3,852	—
Receivable for investment securities sold	—	209,397	—
Receivable for capital shares sold	11,569	2,394	174,942
Dividends and interest receivable	21,878	16,645	734,623
Other assets	17,773	15,567	17,939
TOTAL ASSETS	37,339,126	20,868,468	100,743,034

LIABILITIES
Dividends payable	—	—	119,187
Payable for investment securities purchased	—	261,406	—
Payable for capital shares redeemed	30,543	1	16,764
Payable to Adviser (Note 2)	69,924	41,218	70,748
Payable to administrator (Note 2)	4,547	4,000	8,390
Accrued shareholder servicing fees (Note 2)	—	—	20,228
Other accrued expenses	8,441	7,116	14,862
TOTAL LIABILITIES	113,455	313,741	250,179

NET ASSETS	$37,225,671	$20,554,727	$100,492,855

NET ASSETS CONSIST OF:
Paid-in capital	$34,239,997	$21,150,381	$95,475,413
Accumulated undistributed net investment income (loss)	(44,598)	70,496	408
Accumulated net realized gains (losses) from security transactions	61,027	(811,843)	875,907
Net unrealized appreciation on investments	2,969,245	145,693	4,141,127
NET ASSETS	$37,225,671	$20,554,727	$100,492,855
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,300,168	1,961,816	9,112,451
Net asset value, offering price and redemption price per share (Note 1)	$11.28	$10.48	$11.03

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2012 (Unaudited)

	Ave Maria Catholic Values Fund		Ave Maria Growth Fund		Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,506,336		$1,176,067		$3,271,434

EXPENSES
Investment advisory fees (Note 2)	944,574	*	876,672	*	972,570
Administration, accounting and transfer agent fees (Note 2)	145,372		137,166		196,352
Shareholder servicing fees (Note 2)	240,426		226,660		—
Legal and audit fees	24,605		23,840		33,297
Postage and supplies	22,972		28,186		32,438
Registration and filing fees	12,660		16,978		27,160
Trustees’ fees and expenses	14,110		14,110		14,110
Custodian and bank service fees	7,808		7,640		11,037
Advisory board fees and expenses	4,491		4,491		4,491
Insurance expense	6,452		5,355		6,421
Compliance service fees and expenses (Note 2)	5,453		5,110		7,057
Printing of shareholder reports	4,646		5,924		5,307
Other expenses	8,988		7,826		7,740
TOTAL EXPENSES	1,442,557		1,359,958		1,317,980

NET INVESTMENT INCOME (LOSS)	63,779		(183,891)		1,953,454

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	3,918,791		1,284,587		7,009,649
Net change in unrealized appreciation/ depreciation on investments	8,951,315		12,999,352		4,311,421
REALIZED AND UNREALIZED GAINS ON INVESTMENTS	12,870,106		14,283,939		11,321,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,933,885		$14,100,048		$13,274,524

*	Includes $30,954 and $15,365 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund, respectively (Note 2).

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2012 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$188,865	$249,685	$300,336
Foreign withholding taxes on dividends	—	(19,993)	—
Interest	27	—	887,316
TOTAL INCOME	188,892	229,692	1,187,652

EXPENSES
Investment advisory fees (Note 2)	177,452	100,824	145,127
Administration, accounting and transfer agent fees (Note 2)	28,236	24,000	48,809
Shareholder servicing fees (Note 2)	—	—	72,564
Legal and audit fees	9,568	7,944	16,070
Postage and supplies	9,481	4,049	10,565
Registration and filing fees	11,781	11,096	14,312
Trustees’ fees and expenses	14,110	14,110	14,110
Custodian and bank service fees	3,524	1,350	3,996
Advisory board fees and expenses	4,491	4,491	4,491
Insurance expense	1,047	615	3,139
Compliance service fees and expenses (Note 2)	1,137	723	2,876
Printing of shareholder reports	1,530	887	1,989
Other expenses	4,706	4,278	10,524
TOTAL EXPENSES	267,063	174,367	348,572
Less fee reductions by the Adviser (Note 2)	(33,573)	(15,171)	(9,941)
NET EXPENSES	233,490	159,196	338,631

NET INVESTMENT INCOME (LOSS)	(44,598)	70,496	849,021

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	690,734	(296,699)	875,907
Net change in unrealized appreciation/ depreciation on investments	93,686	985,465	494,526
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	784,420	688,766	1,370,433

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$739,822	$759,262	$2,219,454

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income (loss)	$63,779	$(163,758)
Net realized gains from security transactions	3,918,791	13,378,258
Net change in unrealized appreciation/depreciation on investments	8,951,315	(16,631,885)
Net increase (decrease) in net assets resulting from operations	12,933,885	(3,417,385)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,131,723	25,223,441
Payments for shares redeemed	(11,989,202)	(29,669,177)
Net decrease in net assets from capital share transactions	(4,857,479)	(4,445,736)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,076,406	(7,863,121)

NET ASSETS
Beginning of period	180,049,711	187,912,832
End of period	$188,126,117	$180,049,711

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$63,779	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	404,619	1,460,971
Shares redeemed	(682,127)	(1,784,702)
Net decrease in shares outstanding	(277,508)	(323,731)
Shares outstanding, beginning of period	11,117,183	11,440,914
Shares outstanding, end of period	10,839,675	11,117,183

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS
Net investment loss	$(183,891)	$(470,146)
Net realized gains (losses) from security transactions	1,284,587	(108,529)
Net change in unrealized appreciation/depreciation on investments	12,999,352	92,640
Net increase (decrease) in net assets resulting from operations	14,100,048	(486,035)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,634,167	49,561,962
Payments for shares redeemed	(19,034,411)	(34,447,239)
Net increase in net assets from capital share transactions	6,599,756	15,114,723

TOTAL INCREASE IN NET ASSETS	20,699,804	14,628,688

NET ASSETS
Beginning of period	162,072,182	147,443,494
End of period	$182,771,986	$162,072,182

ACCUMULATED NET INVESTMENT LOSS	$(183,891)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,124,630	2,325,054
Shares redeemed	(841,302)	(1,653,984)
Net increase in shares outstanding	283,328	671,070
Shares outstanding, beginning of period	7,842,025	7,170,955
Shares outstanding, end of period	8,125,353	7,842,025

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income	$1,953,454	$2,551,645
Net realized gains from security transactions	7,009,649	8,565,320
Net change in unrealized appreciation/depreciation on investments	4,311,421	(6,902,849)
Net increase in net assets resulting from operations	13,274,524	4,214,116

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,952,906)	(2,551,115)
From net realized gains on investments	—	(3,914,949)
Decrease in net assets from distributions to shareholders	(1,952,906)	(6,466,064)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	73,315,712	144,421,388
Reinvestment of distributions to shareholders	1,765,405	5,865,090
Payments for shares redeemed	(30,972,104)	(51,074,350)
Net increase in net assets from capital share transactions	44,109,013	99,212,128

TOTAL INCREASE IN NET ASSETS	55,430,631	96,960,180

NET ASSETS
Beginning of period	223,982,064	127,021,884
End of period	$279,412,695	$223,982,064

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$1,834	$1,286

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,492,480	11,072,249
Shares issued in reinvestment of distributions to shareholders	130,582	459,529
Shares redeemed	(2,327,751)	(4,019,225)
Net increase in shares outstanding	3,295,311	7,512,553
Shares outstanding, beginning of period	17,665,587	10,153,034
Shares outstanding, end of period	20,960,898	17,665,587

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS
Net investment loss	$(44,598)	$(99,479)
Net realized gains from security transactions	690,734	2,282,267
Net change in unrealized appreciation/depreciation on investments	93,686	(2,127,644)
Net increase in net assets resulting from operations	739,822	55,144

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,625,541	18,818,224
Payments for shares redeemed	(3,866,479)	(9,940,460)
Net increase in net assets from capital share transactions	2,759,062	8,877,764

TOTAL INCREASE IN NET ASSETS	3,498,884	8,932,908

NET ASSETS
Beginning of period	33,726,787	24,793,879
End of period	$37,225,671	$33,726,787

ACCUMULATED NET INVESTMENT LOSS	$(44,598)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	563,682	1,660,349
Shares redeemed	(331,806)	(877,441)
Net increase in shares outstanding	231,876	782,908
Shares outstanding, beginning of period	3,068,292	2,285,384
Shares outstanding, end of period	3,300,168	3,068,292

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income	$70,496	$101,354
Net realized losses from security transactions	(296,699)	(459,327)
Net change in unrealized appreciation/depreciation on investments	985,465	(1,875,908)
Net increase (decrease) in net assets resulting from operations	759,262	(2,233,881)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(101,671)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,212,537	13,105,585
Reinvestment of distributions to shareholders	—	83,237
Payments for shares redeemed	(2,741,206)	(2,528,744)
Net increase (decrease) in net assets from capital share transactions	(528,669)	10,660,078

TOTAL INCREASE IN NET ASSETS	230,593	8,324,526

NET ASSETS
Beginning of period	20,324,134	11,999,608
End of period	$20,554,727	$20,324,134

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$70,496	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	203,096	1,168,185
Shares issued in reinvestment of distributions to shareholders	—	8,233
Shares redeemed	(251,565)	(233,302)
Net increase (decrease) in shares outstanding	(48,469)	943,116
Shares outstanding, beginning of period	2,010,285	1,067,169
Shares outstanding, end of period	1,961,816	2,010,285

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income	$849,021	$1,653,397
Net realized gains from security transactions	875,907	1,484,137
Net change in unrealized appreciation/depreciation on investments	494,526	(478,907)
Net increase in net assets resulting from operations	2,219,454	2,658,627

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(850,124)	(1,652,494)
From net realized gains on investments	—	(1,484,137)
Decrease in net assets from distributions to shareholders	(850,124)	(3,136,631)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,952,958	31,882,930
Reinvestment of distributions to shareholders	654,032	2,505,282
Payments for shares redeemed	(7,884,831)	(16,115,321)
Net increase in net assets from capital share transactions	6,722,159	18,272,891

TOTAL INCREASE IN NET ASSETS	8,091,489	17,794,887

NET ASSETS
Beginning of period	92,401,366	74,606,479
End of period	$100,492,855	$92,401,366

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$408	$1,511

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,265,833	2,897,787
Shares issued in reinvestment of distributions to shareholders	59,311	229,151
Shares redeemed	(716,002)	(1,468,540)
Net increase in shares outstanding	609,142	1,658,398
Shares outstanding, beginning of period	8,503,309	6,844,911
Shares outstanding, end of period	9,112,451	8,503,309

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007
Net asset value at beginning of period	$16.20		$16.42	$13.63	$9.91	$15.70		$16.50

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.01)	0.01	0.01	(0.00	)(a)	0.00	(a)
Net realized and unrealized gains (losses) on investments	1.15		(0.21)	2.79	3.72	(5.78)		(0.67)
Total from investment operations	1.16		(0.22)	2.80	3.73	(5.78)		(0.67)

Less distributions:
From net investment income	—		—	(0.01)	(0.01)	—		(0.00	)(a)
From net realized gains on investments	—		—	—	—	(0.01)		(0.13)
Total distributions	—		—	(0.01)	(0.01)	(0.01)		(0.13)

Net asset value at end of period	$17.36		$16.20	$16.42	$13.63	$9.91		$15.70

Total return (b)	7.2%	(c)	(1.3% )	20.5%	37.6%	(36.8%	)(d)	(4.0%	)(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$188,126		$180,050	$187,913	$170,634	$132,814		$247,195

Ratio of net expenses to average net assets (e)	1.50%	(f)	1.50%	1.50%	1.50%	1.50%		1.50%

Ratio of net investment income (loss) to average net assets	0.07%	(f)	(0.08% )	0.04%	0.07%	(0.03%	)	0.03%

Portfolio turnover rate	8%	(c)	29%	33%	58%	53%		52%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51%, 1.56% and 1.54% for the years ended December 31, 2010, 2009 and 2008, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$20.67		$20.56		$16.26		$12.86		$18.94	$17.22

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.06)		(0.05)		(0.02)		(0.06)	(0.09)
Net realized and unrealized gains (losses) on investments	1.84		0.17		4.35		3.42		(6.02)	2.09
Total from investment operations	1.82		0.11		4.30		3.40		(6.08)	2.00

Less distributions:
From net realized gains on investments	—		—		—		—		—	(0.28)

Net asset value at end of period	$22.49		$20.67		$20.56		$16.26		$12.86	$18.94

Total return (a)	8.8%	(b)	0.5%		26.5%		26.4%		(32.1% )	11.6%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$182,772		$162,072		$147,443		$115,626		$83,911	$116,737

Ratio of net expenses to average net assets (c)	1.50%	(d)	1.50%		1.50%		1.50%		1.50%	1.50%

Ratio of net investment loss to average net assets	(0.20%	)(d)	(0.29%	)	(0.29%	)	(0.16%	)	(0.35% )	(0.55% )

Portfolio turnover rate	9%	(b)	10%		25%		9%		22%	9%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.61%, 1.60% and 1.56% for the years ended December 31, 2010, 2009, 2008 and 2007, respectively.

(d)	Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$12.68		$12.51	$10.77	$8.72	$11.54	$12.08

Income (loss) from investment operations:
Net investment income	0.10		0.18	0.17	0.13	0.15	0.16
Net realized and unrealized gains (losses) on investments	0.65		0.40	1.74	2.05	(2.74)	(0.22)
Total from investment operations	0.75		0.58	1.91	2.18	(2.59)	(0.06)

Less distributions:
From net investment income	(0.10)		(0.18)	(0.17)	(0.13)	(0.15)	(0.16)
From net realized gains on investments	—		(0.23)	—	—	(0.08)	(0.32)
Total distributions	(0.10)		(0.41)	(0.17)	(0.13)	(0.23)	(0.48)

Net asset value at end of period	$13.33		$12.68	$12.51	$10.77	$8.72	$11.54

Total return (a)	5.9%	(b)	4.6%	17.9%	25.3%	(22.8% )	(0.6% )

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$279,413		$223,982	$127,022	$102,861	$67,102	$82,743

Ratio of expenses to average net assets	1.02%	(c)	1.02%	1.06%	1.11%	1.15%	1.14%

Ratio of net investment income to average net assets	1.50%	(c)	1.45%	1.52%	1.42%	1.41%	1.26%

Portfolio turnover rate	8%	(b)	22%	34%	63%	39%	41%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annalized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$10.99		$10.85		$9.11	$6.47		$9.58	$10.55

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.03)		0.01	(0.02)		0.03	0.07
Net realized and unrealized gains (losses) on investments	0.30		0.17		1.74	2.66		(3.11)	(0.97)
Total from investment operations	0.29		0.14		1.75	2.64		(3.08)	(0.90)

Less distributions:
From net investment income	—		—		(0.01)	—		(0.03)	(0.07)

Net asset value at end of period	$11.28		$10.99		$10.85	$9.11		$6.47	$9.58

Total return (a)	2.6%	(b)	1.3%		19.2%	40.8%		(32.2% )	(8.5% )

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$37,226		$33,727		$24,794	$16,787		$9,859	$18,163

Ratio of net expenses to average net assets (c)	1.25%	(d)	1.25%		1.25%	1.25%		1.25%	1.25%

Ratio of net investment income (loss) to average net assets	(0.24%	)(d)	(0.32%	)	0.07%	(0.25%	)	0.29%	0.66%

Portfolio turnover rate	39%	(b)	101%		81%	113%		276%	126%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.43%(d), 1.48%, 1.79%, 2.31%, 2.29% and 1.80% for the periods ended June 30, 2012 and December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(d)	Annualized.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$10.11		$11.24	$10.00

Income (loss) from investment operations:
Net investment income	0.04		0.05	0.00	(b)
Net realized and unrealized gains (losses) on investments	0.33		(1.13)	1.24
Total from investment operations	0.37		(1.08)	1.24

Less distributions:
From net investment income	—		(0.05)	—

Net asset value at end of period	$10.48		$10.11	$11.24

Total return (c)	3.7%	(d)	(9.6% )	12.4%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$20,555		$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50%	(f)	1.50%	1.50%	(f)

Ratio of net investment income to average net assets	0.66%	(f)	0.58%	0.01%	(f)

Portfolio turnover rate	10%	(d)	13%	5%	(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.64%(f), 1.78% and 2.45%(f) for the periods ended June 30, 2012 and December 31, 2011 and 2010, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007
Net asset value at beginning of period	$10.87		$10.90	$10.48	$9.79	$10.12		$10.25

Income (loss) from investment operations:
Net investment income	0.10		0.21	0.26	0.29	0.36		0.38
Net realized and unrealized gains (losses) on investments	0.16		0.15	0.43	0.69	(0.33)		0.10
Total from investment operations	0.26		0.36	0.69	0.98	0.03		0.48

Less distributions:
From net investment income	(0.10)		(0.21)	(0.26)	(0.29)	(0.36)		(0.38)
From net realized gains on investments	—		(0.18)	(0.01)	—	(0.00	)(a)	(0.23)
Total distributions	(0.10)		(0.39)	(0.27)	(0.29)	(0.36)		(0.61)

Net asset value at end of period	$11.03		$10.87	$10.90	$10.48	$9.79		$10.12

Total return (b)	2.4%	(c)	3.3%	6.7%	10.2%	0.3%		4.8%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$100,493		$92,401	$74,606	$51,788	$38,136		$34,178

Ratio of net expenses to average net assets (d)	0.70%	(e)	0.70%	0.70%	0.66%	0.62%		0.65%

Ratio of net investment income to average net assets	1.75%	(e)	1.96%	2.38%	2.90%	3.63%		3.69%

Portfolio turnover rate	10%	(c)	27%	24%	27%	63%		45%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.72%(e), 0.73%, 0.85%, 0.93%, 0.91% and 0.96% for the periods ended June 30, 2012 and December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(e)	Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (Unaudited)

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, Repurchase Agreements held by the Ave Maria Opportunity Fund and U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since values for the underlying collateral for the Repurchase Agreements and the values for U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments by security type as of June 30, 2012:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$179,537,272	$—	$—	$179,537,272
Exchange-Traded Funds	7,759,500	—	—	7,759,500
Money Market Funds	1,272,170	—	—	1,272,170
Total	$188,568,942	$—	$—	$188,568,942

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$182,494,874	$—	$—	$182,494,874
Money Market Funds	2,281,098	—	—	2,281,098
Total	$184,775,972	$—	$—	$184,775,972

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$269,764,178	$—	$—	$269,764,178
Money Market Funds	13,275,082	—	—	13,275,082
Total	$283,039,260	$—	$—	$283,039,260

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$29,202,952	$—	$—	$29,202,952
Exchange-Traded Funds	1,412,229	—	—	1,412,229
Repurchase Agreements	—	1,529,316	—	1,529,316
Money Market Funds	5,143,409	—	—	5,143,409
Total	$35,758,590	$1,529,316	$—	$37,287,906

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$19,412,821	$—	$—	$19,412,821
Exchange-Traded Funds	620,760	—	—	620,760
Money Market Funds	587,032	—	—	587,032
Total	$20,620,613	$—	$—	$20,620,613

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$16,847,651	$—	$16,847,651
U.S. Government Agency Obligations	—	3,642,549	—	3,642,549
Corporate Bonds	—	51,673,516	—	51,673,516
Common Stocks	19,921,365	—	—	19,921,365
Money Market Funds	7,730,449	—	—	7,730,449
Total	$27,651,814	$72,163,716	$—	$99,815,530

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and sector or industry type. As of June 30, 2012, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of or during the six months ended June 30, 2012. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(b) Income taxes – It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2012:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Accumulated ordinary income (loss)	$63,779	$(183,891)	$1,834	$(44,598)	$70,496	$408
Capital loss carryforwards	(2,339,741)	(327,279)	—	(588,611)	(515,144)	—
Net unrealized appreciation	34,190,069	50,730,073	20,081,502	2,935,117	145,693	4,141,127
Other gains (losses)	3,918,791	1,284,587	7,009,649	683,766	(296,699)	875,907
Accumulated earnings (deficit)	$35,832,898	$51,503,490	$27,092,985	$2,985,674	$(595,654)	$5,017,442

As of December 31, 2011, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund
Expires December 31, 2016 - short term	$—	$—	$588,611	$—
Expires December 31, 2017 - short term	2,339,741	218,750	—	—
Expires December 31, 2018 - short term	—	—	—	55,817
No expiration - short-term	—	108,529	—	339,676
No expiration - long-term	—	—	—	119,651
	$2,339,741	$327,279	$588,611	$515,144

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 31, 2010 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is based upon the federal income tax cost of the Funds’ investment securities as of June 30, 2012:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$46,076,394	$55,887,884	$32,634,877	$4,337,173	$2,079,122	$4,773,373
Gross unrealized depreciation	(11,886,325)	(5,157,811)	(12,553,375)	(1,402,056)	(1,933,429)	(632,246)
Net unrealized appreciation	$34,190,069	$50,730,073	$20,081,502	$2,935,117	$145,693	$4,141,127
Federal income tax cost	$154,378,873	$134,045,899	$262,957,758	$34,352,789	$20,474,920	$95,674,403

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 through December 31, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2012 and December 31, 2011 was as follows:

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Rising Dividend Fund:
June 30, 2012	$1,952,906	$—	$1,952,906
December 31, 2011	$2,551,115	$3,914,949	$6,466,064
Ave Maria World Equity Fund:
June 30, 2012	$—	$—	$—
December 31, 2011	$101,671	$—	$101,671
Ave Maria Bond Fund
June 30, 2012	$850,124	$—	$850,124
December 31, 2011	$1,719,803	$1,416,828	$3,136,631

During the periods ended June 30, 2012 and December 31, 2011, there were no distributions paid to shareholders of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund.

(e) Repurchase agreements – The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by the Funds may be delayed or limited, and the Fund may suffer a loss if the value of the collateral declines.

(f) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”),

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2013 so that: the net expenses of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% per annum of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% per annum of average daily net assets; and the net expenses of the Ave Maria Bond Fund do not exceed 0.70% per annum of average daily net assets. For the six months ended June 30, 2012, the Adviser reduced its investment advisory fees by $33,573 with respect to the Ave Maria Opportunity Fund; reduced its investment advisory fees by $15,171 with respect to the Ave Maria World Equity Fund; and reduced its investment advisory fees by $9,941 with respect to the Ave Maria Bond Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the six months ended June 30, 2012, the Adviser recouped previous investment advisory fee reductions and expense reimbursements of $30,954 from the Ave Maria Catholic Values Fund and $15,365 from the Ave Maria Growth Fund. As of June 30, 2012, the amounts of fee reductions available for reimbursement to the Adviser are as follows:

Ave Maria Catholic Values Fund	$41,022
Ave Maria Growth Fund	$65,320
Ave Maria Opportunity Fund	$267,451
Ave Maria World Equity Fund	$110,832
Ave Maria Bond Fund	$195,988

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2012	December 31, 2013	December 31, 2014	June 30, 2015
Ave Maria Catholic Values Fund	$29,142	$11,880	$—	$—
Ave Maria Growth Fund	$36,342	$28,978	$—	$—
Ave Maria Opportunity Fund	$53,418	$108,644	$71,816	$33,573
Ave Maria World Equity Fund	$—	$46,665	$48,996	$15,171
Ave Maria Bond Fund	$58,912	$101,299	$25,836	$9,941

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

JLB & Associates, Inc. (“JLB”) has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund’s daily net assets. JLB’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable to Ultimus by each Fund is subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the six months ended June 30 2012, the total expenses incurred pursuant to the Plan were $240,426, $226,660 and $72,564 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Bond Fund, respectively.

3.	Investment Transactions

During the six months ended June 30, 2012, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$14,337,254	$22,686,435	$66,572,572	$12,403,342	$2,524,000	$13,209,664
Proceeds from sales of investment securities	$18,807,386	$15,606,504	$19,733,127	$12,903,282	$2,108,112	$6,832,236

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Funds than would be the case if the Funds did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of June 30, 2012, the Ave Maria Growth Fund had 25.6% of the value of its net assets invested in stocks within the industrials sector. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected.

6.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2012) and held until the end of the period (June 30, 2012).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,071.60	$7.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.40	$7.52

*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,088.10	$7.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.40	$7.52

*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,058.70	$5.22
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.79	$5.12

*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 1.02% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,026.40	$6.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.65	$6.27

*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,036.60	$7.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.40	$7.52

*
Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Ave Maria Bond Fund

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,023.60	$3.52
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.38	$3.52

*
Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuation of the Advisory Agreements with Schwartz Investment Counsel, Inc (the “Adviser”) on behalf of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, and the continuation of the Sub-Advisory Agreement with JLB & Associates, Inc. (the “Sub-Adviser”) on behalf of the Ave Maria Growth Fund. The approvals took place at an in-person meeting held on February 11, 2012.

The Independent Trustees were advised by independent counsel of legal standards and their obligations in connection with their consideration of the continuation of the Advisory Agreements and the Sub-Advisory Agreement (collectively, the “Agreements”). The Trustees also received and reviewed information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Agreements, including whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed, among other things,: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the revenues of the Adviser and Sub-Adviser, and costs of providing services to the Funds; and (4) information about the Adviser’s and the Sub-Adviser’s personnel. The Trustees also took into account the information they received and considered at the regularly scheduled quarterly meetings. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (2) the fees charged for those services and the Adviser’s profitability with respect to the Funds (and the methodology by which such profit was calculated); (3) the Funds’ performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with independent counsel at which no representatives of the Adviser or Sub-Adviser were present.

The Trustees evaluated and discussed with the Adviser and the Sub-Adviser their responsibilities under the Agreements. The Trustees also reviewed the background, education and experience of the Adviser’s and the Sub-Adviser’s key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s and the Sub-Adviser’s compliance programs, and the Adviser’s role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Funds in their deliberations. The Trustees considered each Fund’s historical performance over various periods ended December 31, 2011, as it compared to the returns of relevant

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

indices. Based upon their review, the Trustees observed that: each of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund outperformed its benchmark index during 2011; each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund underperformed its benchmark index during 2011. The Trustees further considered investment performance of the Funds as it compares to similarly managed mutual funds. Based upon their review, the Trustees observed that: each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund outperformed its Morningstar category average for the one year period ended November 30, 2011; each of the Ave Maria World Equity Fund and the Ave Maria Bond Fund underperformed its Morningstar category average for the one year period ended November 30, 2011.

The Trustees also reviewed the Adviser’s analysis of its profitability in managing each Fund for the period ended November 30, 2011, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from the Agreements, including various research services as a result of the placement of the Funds’ portfolio brokerage. The Independent Trustees noted that the Sub-Adviser’s fees are paid by the Adviser. The Trustees concluded that the Adviser and Sub-Adviser possess the resources necessary to serve each Fund and the Ave Maria Growth Fund, respectively, and based upon their review of the financial statements provided by the Adviser and the Sub-Adviser, that each is sufficiently capitalized to remain economically viable to continue to serve in that capacity.

The Trustees reviewed the advisory fees paid by each Fund and compared such fees to the advisory fees of similar mutual funds. They also considered the fees the Adviser charges to manage institutional accounts having similar strategies as the Funds, including the different suite of services the Adviser provides to those accounts. The Trustees compared the total operating expense ratio of each Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group, and took into account the various fee reductions the Adviser has agreed to. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders, and observed that as the Funds’ assets have grown their respective expense ratios generally have fallen. In considering each Fund’s advisory fee, the Trustees evaluated the Adviser’s investment capabilities within the context of the financial markets and each Fund’s long-term investment goals. The Trustees noted that the Adviser has demonstrated consistency in its management approach and has remained focused on its core investment philosophy. The Trustees observed that the Adviser’s practice of adhering to each Fund’s stated investment objective and its practice of investing in high quality securities has proved beneficial to shareholders of the Funds over the years. The Trustees concluded that, based upon the investment strategies of each

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

Fund and the quality of services provided by the Adviser, the advisory fees paid by each Fund are reasonable.

In approving the Agreements, the Independent Trustees reached the following additional conclusions: (i) the Funds’ performance over the past year has been satisfactory and, with respect to the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund, outstanding; (ii) the nature, extent and quality of services provided by the Adviser and the Sub-Adviser are satisfactory; (iii) the advisory fees and total expenses of each Fund are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services that are provided to each Fund: (iv) the Adviser’s commitment to cap overall operating expenses through fee reductions and expense reimbursements has enabled the Funds to maintain a competitive overall expense ratio that has increased investment returns for shareholders of the Funds; (v) the Adviser has demonstrated its commitment to providing shareholders with additional opportunities to participate in economies of scale through various marketing efforts and by previously reducing the advisory fee rates of certain Funds; and (vi) the extent to which economies of scale are being achieved as the Funds grow is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

This page intentionally left blank.

Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, STL
Phyllis Schlafly

5060 Annunciation Circle
Suite 101
Ave Maria, FL 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Schwartz Investment Counsel, Inc.
Established 1980

www.schwartzinvest.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	August 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	August 17, 2012

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	August 17, 2012

* Print the name and title of each signing officer under his or her signature.